Exhibit 10.01

Risk Disclosure Statement
for Futures and Options

This brief statement does not disclose all of the risks and other significant aspects of trading in futures and options. In light of the risks, you should undertake such transactions only if you understand the nature of the contracts (and contractual relationships) into which you are entering and the extent of your exposure to risk. Trading in futures and options is not suitable for many members of the public. You should carefully consider whether trading is appropriate for you in light of your experience, objectives, financial resources and other relevant circumstances.

Futures
1. Effect of "Leverage" or "Gearing"
Transactions in futures carry a high degree of risk. The amount of initial margin is small relative to the value of the futures contract so that transactions are 'leveraged" or "geared." A relatively small market movement will have a proportionately larger impact on the funds you have deposited or will have to deposit: this may work against you as well as for you. You may sustain a total loss of initial margin funds and any additional funds deposited with the firm to maintain your position. If the market moves against your position or margin levels are increased, you may be called upon to pay substantial additional funds on short notice to maintain your position. If you fail to comply with a request for additional funds within the time prescribed, your position may be liquidated at a loss and you will be liable for any resulting deficit.

2. Risk-reducing orders or strategies
The placing of certain orders (e.g. "stop-loss" orders, where permitted under local law, or "stop-limit" orders) which are intended to limit losses to certain amounts may not be effective because market conditions may make it impossible to execute such orders. Strategies using combinations of positions, such as "spread" and "straddle" positions may be as risky as taking simple "long" or "short" positions.

Options
3. Variable degree of risk
Transactions in options carry a high degree of risk. Purchasers and sellers of options should familiarize themselves with the type of option (i.e. put or call) which they contemplate trading and the associated risks. You should calculate the extent to which the value of the options must increase for your position to become profitable, taking into account the premium and all transaction costs.

The purchaser of options may offset or exercise the options or allow the options to expire. The exercise of an option results either in a cash settlement or in the purchaser acquiring or delivering the underlying interest. If the option is on a future, the purchaser will acquire a futures position with associated liabilities for margin (see the section on Futures above). If the purchased options expire worthless, you will suffer a total loss of your investment which will consist of the option premium plus transaction costs, If you are contemplating purchasing deep-out-of the-money options, you should be aware that the chance of such options becoming profitable ordinarily is remote.

Selling (Writing" or "granting") an option generally entails considerably greater risk than purchasing options. Although the premium received by the seller is fixed, the seller may sustain a loss well in excess of that amount. The seller will be liable for additional margin to maintain the position if the market moves unfavorably. The seller will also be exposed to the risk of the purchaser exercising the option and the seller will be obligated to either settle the option in cash or to acquire or deliver the underlying interest. If the option is on a future, the seller will acquire a position in a future with associated liabilities for margin (see the section on Futures above). If the option is "covered" by the seller holding a corresponding position in the underlying interest or a future or another option, the risk may be reduced. If the option is not covered, the risk of loss can be unlimited.

Certain exchanges in some jurisdictions permit deferred payment of the option premium, exposing the purchaser to liability for margin payments not exceeding the amount of the premium. The purchaser is still subject to the risk of losing the premium and transaction costs. When the option is exercised or expires, the purchaser is responsible for any unpaid premium outstanding at that time.

Additional risks common to futures and options
4. Terms and conditions of contracts
You should ask the firm with which you deal about the terms and conditions of the specific futures or options which you are trading and associated obligations (e.g., the circumstances under which you may become obligated to make or take delivery of the underlying interest of a futures contract and, in respect to options, expiration dates and restrictions on the time for exercise). Under certain circumstances the specifications of outstanding contracts (including the exercise price of an option) may be modified by the exchange or clearing house to reflect changes in the underlying interest.

5. Suspension or restriction of trading and pricing relationships
Market conditions (e.g. illiquidity) and/or the operation of the rules of certain markets (e.g. the suspension of trading in any contract or contract month because of price limits or "circuit breakers") may increase the risk of loss by making it difficult or impossible to effect transactions or liquidate/offset positions. If you have sold options, this may increase the risk of loss.

Further, normal pricing relationships between the underlying interest and the future, and the underlying interest and the option may not exist. This can occur when, for example, the futures contract underlying the option is subject to price limits while the option is not. The absence of an underlying reference price may make it difficult to judge "fair" value.

6. Deposited cash and property
You should familiarize yourself with the protections accorded money or other property you deposit for domestic and foreign transactions, particularly in the event of a firm insolvency or bankruptcy. The extent to which you may recover your money or property may be governed by specific legislation or local rules. In some jurisdictions, property which had been specifically identifiable as your own will be pro-rated in the same manner as cash for purposes of distribution in the event of a shortfall.

7. Commission and other charges
Before you begin to trade, you should obtain a clear explanation of all commission, fees and other charges for which you will be liable. These charges will affect your net profit (if any) or increase your loss.

8. Transactions in other jurisdictions
Transactions on markets in other jurisdictions, including markets formally linked to a domestic market, may expose you to additional risk. Such markets may be subject to regulation which may offer different or diminished investor protection. Before you trade you should inquire about any rules relevant to your particular transactions. Your local regulatory authority will be unable to compel the enforcement of the rules of regulatory authorities or markets in other jurisdictions where your transactions have been effected. You should ask the firm with which you deal for details about the types of redress available in both your home jurisdiction and other relevant jurisdictions before you start to trade.

9. Currency risks
The profit or loss in transactions in foreign currency denominated contracts (whether they are traded in your own or another jurisdiction) will be affected by fluctuations in currency rates where there is a need to convert from the currency denomination of the contract to another currency.

10. Trading facilities
Most open-outcry and electronic trading facilities are supported by computer-based component systems for the order routing, execution, matching, registration or clearing of trades. As with all facilities and systems, they are vulnerable to temporary disruption or failure. Your ability to recover certain losses may be subject to limits on liability imposed by the system provider, the market, the clearinghouse and/or member firms. Such limits may vary: you should ask the firm with which you deal for details in this respect.

11. Electronic trading
Trading on an electronic trading system may differ not only from trading in an open- outcry market but also from trading on other electronic trading systems. If you undertake transactions on an electronic trading system, you will be exposed to risks associated with the system including the failure of hardware and software. The result of any system failure may be that your order is either not executed according to your instructions or is not executed at all.

12. Off-exchange transactions
In some jurisdictions, and only then in restricted circumstances, firms are permitted to effect off-exchange transactions. The firm with which you deal may be acting as your counterparty to the transaction. It may be difficult or impossible to liquidate an existing position, to assess the value, to determine a firm price or to assess the exposure to risk, For these reasons, these transactions may involve increased risks. Off-exchange transactions may be less regulated or subject to a separate regulatory regime. Before you undertake such transactions, you should familiarize yourself with applicable rules and attendant risks.

I hereby acknowledge that I have received and understood this risk disclosure statement.
NOTE TWO (2) AUTHORIZED SIGNATURES ARE REQUIRED ON BEHALF OF ACCOUNT OWNER

Futures Account Application
Corporate / Limited Liability Company
Partnership / Trust

This Account Application and Agreement, together with all of the agreements, acknowledgments, representations, warranties, notices, disclaimers and assumptions of risk which it contains or incorporates by reference to other documents that are part of this application package, as any of the foregoing may from time to time be modified or amended by TradeStation Securities, Inc. by posting any such modifications or amendments on the www.tradestation.com Web site (the "Web Site"), or by e-mail, postcard, regular mail or by any other reasonable method of notice to you (collectively, the 'Agreement"), sets forth your agreement with TradeStation Securities, Inc. ("TradeStation Securities") and its affiliates, including, but not limited to, TradeStation Technologies, Inc., and its clearing firm(s), including, but not necessary limited to, R.J. O'Brien and Associates, Inc. ("RJO"). Your access to and use of your account, and the services provided by TradeStation Securities, and all services provided by its affiliates and its clearing firm(s), are subject to this Agreement (or the applicable portion thereof). PLEASE READ ALL DOCUMENTS CAREFULLY. The Agreement, including each document that is a part thereof, constitutes a legally binding commitment made by you in favor of TradeStation Securities, its affiliates and its clearing firm(s).

TradeStation SECURITIES

Futures Account Application
Corporate / Limited Liability Company
Partnership / Trust

REQUIRED

In order to expedite your account opening process, if you have been working with a Representative, please enter that person's name below:

Representative's name: Jake Hinkle

Account Holder Information

Full Title of Account: Pebble U.S. Market Fund, LLC Series A Account				
Street Address: 3500 N. Causeway Blvd., Suite 160				
City: Metairie	State (U.S.): LA	Zip: 70002	Country: US	Province: Jefferson
State/Country of Organization: Louisiana		U.S. Tax I.D. # or other government identification #: 27-0743658		
Date of Formation: 8/6/09	Type of Business: LLC			

Annual Earnings:
- ☒ If under $50,000, specify: None
- ☐ $50,000-$99,999
- ☐ $100,000-$249,999
- ☐ $250,000-$999,999
- ☐ Over $1 million

Net Assets:
- ☐ If under $75,000, specify ________
- ☐ $75,000-$249,999
- ☐ $250,000-$499,999
- ☐ $500,000-$999,999
- ☒ $1,000,000-$4,999,999
- ☐ $5,000,000-$9,999,999
- ☐ Over $10 million

Liquid Assets:
- ☐ If under $75,000, specify ________
- ☐ $75,000-$299,999
- ☐ $300,000-$499,999
- ☐ $500,000-$999,999
- ☒ Over $1 million

Current Bank Reference: Capital One Bank, NA	City: New Orleans	State: LA
If this is a foreign account, please provide the account number		

Has the Account Owner ever had a brokerage account (either alone or with others) or been an authorized trader on another brokerage account?
☒ No ☐ Yes (If Yes, please list)

Firm Name Account is currently: ☐ Open ☐ Closed	Firm Name Account is currently: ☐ Open ☐ Closed

Does the Account Owner control or have a financial interest in any other account with this firm?
☒ No ☐ Yes (If Yes, please list)

Primary Authorized Representative Information / Associated Person #1

Name of Primary Authorized Representative (officer, general partner, member or trustee): Timothy Skarecky		Title at organization/trust: Managing Partner
Social Security #: 376-64-5110	Date of birth: 1/30/70	Citizenship: US
U.S. persons: Driver's License # (or another form of government-issued ID): S620-8157-0030		
Type of ID: ☒ Driver's License ☐ Passport ☐ Other:		State of issue: IL
Foreign persons: Please send a photocopy of your passport and indicate its corresponding number.		

PAGE 3

Questions? Call 1-800-871-3570 or 954-625-7920

IF10-06

TradeStation SECURITIES

Futures Account Application
Corporate / Limited Liability Company
Partnership / Trust

REQUIRED

Home Address: 2487 Lawson Blvd.				
City: Gurnee	State (U.S.): IL	Zip: 60031	Country: US	Province
Home Phone: 847-599-9109		Business Phone: 847-599-9109		
Cellular/Portable Phone Number: 224-381-8717		Fax Number: 888-463-0981		
E-mail Address: Tim.Skarecky@pebbleasset.com		Marital Status: ☐ Single ☒ Married		
Annual Income $		Net Worth (excluding residence) $		
Current occupation: Self Employed		Type of business: Futures Investing		Years at present employer: 17
Name of Employer		Employer's Address: 2487 Lawson Blvd. Gurnee, IL 60031		

Are you employed by or associated with an NYSE, FINRA and/or NFA registered brokerage firm or an exchange?

☒ No ☐ Yes

If yes, you must include a letter from the firm granting authorization for you to open an account with TradeStation Securities. It should be on corporate letterhead and signed by a principal or compliance officer of the firm.

Are you a director, 10% shareholder or policy-making officer of a publicly-owned company?

☒ No ☐ Yes If Yes, please list trading symbol:

Trading Information

What type of Futures trading will you be doing in this account?

☐ **Electronic trading only** (Trading directly through the TradeStation platform Order Bar)

☒ **Pit trading** (Trading through an external online application that has been interfaced with the TradeStation platform. NOTE: Electronic contracts may also be traded through the external application. This means you will be doing all trading through the external application unless you open a second account to trade electronic futures through the TradeStation platform Order Bar)

Will you be trading Security Futures with this account?

☐ Yes ☒ No

The following Trading Experience is representative of the Primary Authorized Representative.

EQUITIES No. of years trading	EQUITIES Avg. trades per month	OPTIONS No. of years trading	OPTIONS Avg. trades per month	FUTURES No. of years trading	FUTURES Avg. trades per month	FOREX No. of years trading	FOREX Avg. trades per month
☐ None	☐ None	☐ None	☐ None	☐ None	☐ None	☐ None	☒ None
☐ If under 2, specify____	☒ 1-5	☐ If under 2, specify____	☐ 1-5	☐ If under 2, specify____	☐ 1-5	☐ If under 2, specify____	☐ 1-5
☐ 2-3	☐ 6-25	☐ 2-3	☒ 6-25	☐ 2-3	☒ 6-25	☒ 2-3	☐ 6-25
☐ 4-6	☐ 26-100	☐ 4-6	☐ 26-100	☐ 4-6	☐ 26-100	☐ 4-6	☐ 26-100
☐ 7-9	☐ 101-500	☐ 7-9	☐ 101-500	☐ 7-9	☐ 101-500	☐ 7-9	☐ 101-500
☒ 10+	☐ 501+	☒ 10+	☐ 501+	☒ 10+	☐ 501+	☐ 10+	☐ 501+

PAGE 4 Questions? Call 1-800-871-3570 or 954-625-7920 IF10-08

TradeStation SECURITIES

Futures Account Application

Corporate / Limited Liability Company
Partnership / Trust

REQUIRED

Trust Accounts Grantor

If this is a Trust Account, is the Grantor the same person as the Trustee who is the Primary Authorized Representative? ☐ Yes ☐ No

If no, please complete the information requested on page 4, Associated Person Information, for the Grantor(s).

Personal Guaranty for Corporations, Partnerships and LLCs

This section must be completed and signed by at least one appropriate individual if this account will be in the name of a corporation, partnership or limited liability company:

Each of the undersigned hereby irrevocably and unconditionally personally guarantees the accuracy and performance of each and every representation, warranty, covenant and agreement made by the entity which has signed this Agreement. This irrevocable, unconditional, continuing personal guaranty is primary in nature, and covers each and every representation, warranty, covenant and agreement made by the Account Owner in this Agreement (including every agreement or other document that is a part of this Agreement or that is agreed to or accepted by or on behalf of the Account Owner). Each of the undersigned hereby acknowledges that TradeStation Securities, Inc. would not have opened a brokerage account for the Account Owner absent this irrevocable, unconditional, primary, continuing personal guarantee.

Guarantor's Name	Guarantor's Signature	Date
Timothy Skarecky	[signature]	9/11/09

Is the Guarantor the Primary Authorized Representative or an Associated Person listed on page 3 or page 6?
☒ Yes ☐ No If No, please complete the information below.

Home Address					
City	State (U.S.)	Zip	Country	Province	Home Phone
Citizenship	Date of Birth		Social Security #		

Guarantor's Name	Guarantor's Signature	Date
Richard Clement	[signature]	8/17/09

Is the Guarantor the Primary Authorized Representative or an Associated Person listed on page 3 or page 6?
☒ Yes ☐ No If No, please complete the information below.

Home Address					
City	State (U.S.)	Zip	Country	Province	Home Phone
Citizenship	Date of Birth		Social Security #		

Guarantor's Name	Guarantor's Signature	Date

Is the Guarantor the Primary Authorized Representative or an Associated Person listed on page 3 or page 6?
☐ Yes ☐ No If No, please complete the information below.

Home Address					
City	State (U.S.)	Zip	Country	Province	Home Phone
Citizenship	Date of Birth		Social Security #		

PAGE 5

Questions? Call 1-800-871-3570 or 954-625-7920

IF10-08

TradeStation SECURITIES

Futures Account Application

Corporate / Limited Liability Company
Partnership / Trust

REQUIRED

An associated person is any individual who has the power or authority to directly or indirectly control the account (e.g., trustee, general partner, corporate officer (including an officer of a corporate general partner), LLC manager, managing member or officer (including a manager, managing member or officer of an LLC general partner), person who directly or indirectly owns 50% or more of the beneficial interests in the entity, etc). The following information must be filled in for each associated person for the account being opened.

Associated Person #2

Name of Primary Authorized Representative (officer, general partner, member or trustee): Richard Clement
Title at organization/trust: President

Home Address: 402 Roseland Pkwy

City: Harahan | State (U.S.): LA | Zip: 70123 | Country: US | Province:

Home Phone: 504-739-1031 | Business Phone: 504-401-0179 | E-mail Address: RClement@pebbleasset.com

Citizenship: US | U.S. Social Security #: 235-90-8137 | Date of Birth: 2/8/69 | Marital Status: ☐ Single ☒ Married

Annual Income $: 90,000 | Net Worth (excluding residence) $: 200,000

Current occupation: Financial Adviser - Self Employed | Type of business: Investments | Years at present employer: 4

Name of employer: | Employer's Address: 402 Roseland Pkwy, Harahan, LA 70002

Are you a 10% shareholder or policy-making officer of a publicly-owned company?
☒ No ☐ Yes If Yes, please list trading symbol

Are you employed by or associated with an NYSE, FINRA and/or NFA registered brokerage firm or an exchange?
☐ No ☒ Yes *If yes, you must include a letter from the firm granting authorization for you to open an account with TradeStation Securities. It should be on corporate letterhead and signed by a principal or compliance officer of the firm.*

U.S. persons: Driver's License # (or another form of government-issued ID): 5159303

Type of ID: ☒ Driver's License ☐ Passport ☐ Other: | State of issue: LA

Foreign persons: Please send a photocopy of your passport and indicate its corresponding number.

Associated Person #3

Name of Primary Authorized Representative (officer, general partner, member or trustee):
Title at organization/trust:

Home Address:

City: | State (U.S.): | Zip: | Country: | Province:

Home Phone: | Business Phone: | E-mail Address:

Citizenship: | U.S. Social Security #: | Date of Birth: | Marital Status: ☐ Single ☐ Married

Annual Income $: | Net Worth (excluding residence) $:

Current occupation: | Type of business: | Years at present employer:

Name of employer: | Employer's Address:

Are you a 10% shareholder or policy-making officer of a publicly-owned company?
☐ No ☐ Yes If Yes, please list trading symbol

Are you employed by or associated with an NYSE, FINRA and/or NFA registered brokerage firm or an exchange?
☐ No ☐ Yes *If yes, you must include a letter from the firm granting authorization for you to open an account with TradeStation Securities. It should be on corporate letterhead and signed by a principal or compliance officer of the firm.*

U.S. persons: Driver's License # (or another form of government-issued ID):

Type of ID: ☐ Driver's License ☐ Passport ☐ Other: | State of issue:

Foreign persons: Please send a photocopy of your passport and indicate its corresponding number.

PAGE 6 **Questions? Call 1-800-871-3570 or 954-625-7920** IF10-08

Futures Account Application
Corporate / Limited Liability Company
Partnership / Trust

TradeStation Platform

☑Base Platform Fee...............................$299.95 per month

The Base Platform Fee is for the access you will be given to the TradeStation electronic trading platform, and will be charged as soon as you are offered access, which typically occurs at or shortly after funding of your brokerage account. In addition to the trading software, you will receive access to the TradeStation Network's centralized historical database, delayed data for all major Equities exchanges and U.S. Futures Exchanges, and streaming news. Equities accounts trading 250,000 or more shares in the previous calendar month, Options accounts executing 2,500 or more contracts in the previous calendar month, Futures accounts trading 500 or more round-turn contracts or 1,000 or more round-turn Security Futures contracts in the previous calendar month, Forex accounts executing 10 or more round- turn lots or 100 or more round-turn mini lots in the previous calendar month, and Securities, Options, Forex or Futures accounts with a balance of $1 million or more on the last day of the previous calendar month, shall not be charged the Base Platform Fee, or RadarScreen' or OptionStation' monthly fees (if applicable), in the following month. If you already have a TradeStation Securities brokerage account and are receiving data services through the TradeStation platform, you will not be charged an additional Base Platform Fee or data fees for any new accounts you open that are linked to the TradeStation platform or those data services. If you do not have a TradeStation Securities brokerage account, you will be asked to choose the optional real-time exchange data you would like to receive when you log on for the first time.

Includes OptionStation'' and RadarScreere — a $120 per month value.

The Account Owner hereby requests, and acknowledges and agrees, that this account be established as a margin account, whether or not margin is used, unless otherwise prohibited or unless either TradeStation Securities or its clearing firm, solely in its discretion, otherwise decides. The Account Owner represents and agrees that, unless the Account Owner has executed and delivered to you the Hedge Agreement included in this Application Booklet, the activity in this account shall be speculative and high-risk in nature with the objective of short-term trading profits. The Account Owner represents that it has the financial ability to withstand a total loss of all the capital placed in this account. The Account Owner is familiar with direct-access trading and market depth display systems and has experience with intra-day trading. The Account Owner hereby authorizes TradeStation Securities to charge this account for the monthly Base Platform Fee and all additional services checked above. The Account Owner understands that prices, costs, terms and conditions are subject to change at any time and from time to time, and that any offer, statement or other communication the Account Owner receives from you about any product or service should be read and understood with that in mind.

The Account Owner understands and agrees that this Agreement includes, in addition to all of the terms, conditions and selections set forth above, the following three agreements. By signing below, the Account Owner understands, acknowledges and agrees that the Account Owner is executing and delivering each of those agreements to TradeStation Securities and to any other party to any of such agreement, and that the Account Owner is legally bound to each such agreement, and all of the terms and conditions above, to the same extent the Account Owner would be if each such agreement, term and condition was individually signed by the Account Owner and delivered to TradeStation Securities (or its affiliate or its clearing firm) in person. Those three agreements are:

•	Account Agreement with TradeStation Securities

•
Subscription Agreement with TradeStation Technologies, Inc., an affiliate of TradeStation Securities. (Account Owner understands that this Subscription Agreement is between Account Owner and TradeStation Technologies.)

•	Account Agreement with R.J. O'Brien and Associates, Inc. (Account Owner understands that this Account Agreement is between Account Owner and RJO.)

The Account Owner represents to TradeStation Securities (and its affiliates and clearing firms) that the Account Owner has read and understood each and every provision of each and every document that is part of the Agreement, including, but not limited to, the three agreements listed above, including the Account Owner's acceptance of electronic trade confirmations, account statements, tax documents and related notices as set forth in Section 40 of the TradeStation Securities Account Agreement. The Account Owner further represents to TradeStation Securities (and its affiliates) that the Account Owner has visited the Web Site and has fully read and understood each of the following documents ("Documents"), all of which, together with the TradeStation Securities Account Agreement and TradeStation Technologies Subscription Agreement, are accessible at the bottom of the home page of the Web Site and at the bottom of nearly every other page of the Web Site:

• Important Information	• Risk Disclosure Statement For Futures and Futures Options
• Notice to Online Traders	• Exercise and Assignment Policy for Futures Options
• Risks of Active Trading	• Risk Disclosure Statement For Security Futures Contracts
• Margin Disclosure Statement	• Trading and Order Routing Disclosure Statement for Futures Trades
• Anti-Money Laundering Requirements	• New York Board of Trade Electronic Order Routing Systems Disclosure Statement
• Privacy Policy	• Business Continuity Plan Disclosure
• Web Site User Agreement, Disclaimer and Certain Legal Notices

The Account Owner understands, acknowledges and agrees that each disclaimer of liability by TradeStation Securities (on its own behalf and on behalf of its affiliates, clearing firms, vendors, suppliers, agents and other service providers), each assumption of risk by the Account Owner as client, customer or user, and each representation, warranty, covenant, obligation and agreement made or undertaken by the Account Owner as client, customer or user which is contained in any of the Documents, is part of this Agreement, and is as binding on the Account Owner, and creates estoppel and affirmative defenses against the Account Owner, to the same extent as would be the case if each of such Documents was individually signed by the Account Owner and delivered to TradeStation Securities in person. The Account Owner also understands, acknowledges and agrees that TradeStation Securities is an express third-party beneficiary of the TradeStation Technologies Subscription Agreement and the RJO Account Agreement and may exercise all rights, remedies, benefits and privileges conferred upon or available to those parties under those agreements in the name and on behalf of TradeStation Securities.

Futures Account Application
Corporate / Limited Liability Company
Partnership / Trust

The Account Owner understands and agrees that one or more of the Documents, or one or more of the other agreements that are part of this Agreement (including the TradeStation Securities Account Agreement, the TradeStation Technologies Subscription Agreement and the RJO Account Agreement), may be modified or amended and restated, or a new Document or agreement may be added (as the case may be, a "Change"), at any time, and from time to time, as a result of changes in legal or regulatory requirements or in TradeStation's or its affiliate's (as applicable) sole and absolute discretion (to the extent permissible under applicable laws, rules and regulations), and the Account Owner agrees that those Changes shall be deemed effective with respect to the Account Owner on the earlier of the date they are made on the Web Site and the date (if any) the Account Owner is notified of the Changes by e-mail, postcard, regular mail or any other reasonable method of notice. Accordingly, the Account Owner therefore assumes the responsibility of reviewing the Documents and agreements, and this section of the Web Site generally, on a periodic basis.

The Account Owner represents, warrants and covenants to TradeStation and its affiliates and to RJO that any and all funds deposited, or that will be deposited, in this account are and will be the property solely of Account Owner, have not been and will not be solicited from any third party, and no third party (other than the record and beneficial owners of Account Owner) have any direct or indirect ownership or other financial or beneficial interest in those funds or in any securities, contracts, currencies, financial instruments or other property purchased with or through the use of such funds.

Tax Withholding Certification. Under penalty of perjury, the Account Owner certifies that: (1) the number shown on this form is its correct taxpayer identification number, and (2) Account Owner is not subject to backup withholding because (a) Account Owner is exempt from backup withholding, or (b) Account Owner has not been notified by the Internal Revenue Service (IRS) that it is subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified Account Owner that it is no longer subject to backup withholding; and (3) Account Owner is a U.S. entity. Account Owner understands that it must cross out item 2 above if it has been notified by the IRS that it is currently subject to backup withholding because it has failed to report all interest and dividends on its tax return. Note: The IRS does not require consent to any provision of this paragraph other than the certification required to avoid back-up withholding.

IN WITNESS WHEREOF, the undersigned, on behalf of Account Owner, with full power and authority to bind Account Owner and intending that Account Owner be legally bound, hereby executes and delivers this agreement, as of the date set forth below.

NOTE: TWO (2) AUTHORIZED SIGNATURES ARE REQUIRED ON BEHALF OF ACCOUNT OWNER

TradeStation Securities
Account Agreement

THIS DOCUMENT IS PART OF A LEGALLY BINDING CONTRACT THAT CONTAINS REPRESENTATIONS, OBLIGATIONS AND OTHER AGREEMENTS THAT CAN BE ENFORCED AGAINST YOU. PLEASE READ THIS DOCUMENT VERY CAREFULLY BEFORE SIGNING THE ACCOUNT APPLICATION AND AGREEMENT (WHICH INCORPORATES THIS ACCOUNT AGREEMENT AS A PART THEREOF). PLEASE BE AWARE THAT EVEN THOUGH YOUR ACCOUNT IS WITH TRADESTATION SECURITIES, A REGISTERED FUTURES COMMISSION MERCHANT, ALL CLEARING OF YOUR TRADES, CARRYING AND CUSTODIANSHIP OF YOUR ACCOUNT ASSETS AND MARGIN LENDING IN YOUR ACCOUNT IS PERFORMED AND PROVIDED BY R.J. O'BRIEN AND ASSOCIATES, INC.

1.Parties. The parties to this agreement are you and TradeStation Securities, Inc. and all present or future subsidiaries or affiliates of TradeStation Securities, Inc. that provide any trade execution, clearing, settlement or reporting or other futures or securities brokerage services to you (each such entity is referred to individually and collectively, as the context requires, as "TradeStation Securities"). You agree that each entity, other than TradeStation Securities, Inc. (who is a direct party to this agreement), which is part of TradeStation Securities, as well as any affiliate of TradeStation Securities, and each independent or unaffiliated clearing agent, custodian or other service provider that TradeStation Securities may use for, or in connection with. the execution. processing, clearing, settlement or reporting of your trades or other brokerage services, is an express third-party beneficiary of this agreement. However, you understand that no entity other than TradeStation Securities, Inc., or one that has individually entered into a contract with you (such as the Subscription Agreement between you and our TradeStation Technologies affiliate), is making any representation, obligation or covenant in your favor, or may in any manner modify or amend this agreement or waive or excuse any of your obligations. No third-party beneficiary of this agreement may directly enforce any of its rights against you unless TradeStation Securities, Inc. expressly consents in writing to such right of enforcement by such third-party beneficiary, which TradeStation Securities, Inc. may do or not do in its sole and absolute discretion.
2.Laws, Rules, Regulations and Indemnification. All of your transactions shall be subject to all applicable laws, rules and regulations (collectively, "Applicable Laws") of any state, federal, regulatory or self-regulatory statutory authority, agency, association, commission or other body, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended. the rules and regulations of the Securities and Exchange Commission, the Commodity Futures Trading Commission ("CFTC"), the National Futures Association ("NFA"), the National Association of Securities Dealers ("NASD"), the Board of Governors of the Federal Reserve System, and any exchanges, markets. associations, or clearing houses or agencies where any transaction is executed, or which have jurisdiction over the transaction or any of the parties involved in the transaction. You agree to indemnify TradeStation Securities and its employees, agents and affiliates from and against all claims (including claims brought by you or on your behalf), including reasonable attorneys' fees and costs, arising out of your use of any products or services provided by TradeStation Securities or its affiliates or other acts or omissions by you or on your behalf which violate, or conflict with, any of such applicable laws.
3.Services and Fees. TradeStation Securities agrees to provide you with futures brokerage services which generally include providing you with one or more automated or electronic execution systems (an ''EES") and other services (collectively, the "Services") pursuant to the terms and conditions of this agreement, your agreement with our affiliate that provides TradeStation® trading software technology and Internet-based market data services, and any other term and condition that is incorporated in the Account Application and Agreement of which this agreement is a part. Your account(s) will be charged brokerage commissions and other tees in connection with the execution of transactions ("Execution Fees") and will or may be charged certain other fees for all other products and services furnished to you ("Service Fees"). Execution Fees may be changed from time to time without prior notice to you and Service Fees may be changed from time to time upon thirty (30) days' prior written notice to you and, in each case, you agree to be bound thereby. You understand and agree that notice may be given by modifying the fees and rates published on the TradeStation Securities Web site and that such modification shall constitute written notice to you on the date such modifications first appear on the Web site. You also agree that e-mails to you constitute written notice to you on the date sent as long as the e-mails are sent to an e-mail address provided by you. There are also other ways we may modify this agreement and our business relationship, as well as other ways we may notify you, which are discussed later in this agreement under the heading "Amendment by TradeStation; Presumptive Receipt of Communications."
4.Assumption of Risk/Your Discretion. TradeStation Securities is not a full-service brokerage. We do not engage in discretionary trading, render investment or trading advice, financial planning services, perform or share investment research or analysis, participate in public offerings or private placements or make markets or deal in individual securities, commodities, futures contracts, options or other derivative products. TradeStation Securities is an agency-only brokerage firm the services of which consist mainly of the provision to you of a sophisticated EES which you, as a self-directed or professional trader, may use to make and execute your own trading decisions. Accordingly, TradeStation Securities will not provide you with any legal, tax, accounting, investment, trading, planning or other advice of any kind. TradeStation Securities' employees and agents are not authorized to give you any such advice, and you agree that you will not solicit or rely upon any such advice or purported advice from any such employee or agent of TradeStation Securities, whether in connection with transactions in or for any of your accounts, or otherwise. You acknowledge and agree that if you receive any such advice or purported advice from any employee or agent of TradeStation Securities or any of its affiliates, it was improperly given to you, should not be relied upon, you will totally disregard it, and, if you do not, you fully assume the risk of following or relying upon any such advice or purported advice.
You further acknowledge and agree that you have independently evaluated any EES or other Services you intend to use. You agree and acknowledge that any trading or execution strategies or transactions designed, programmed or implemented through any EES or any other Services provided by TradeStation Securities or its affiliate shall be at your sole discretion and risk, regardless of any information, examples, tutorials, user education documentation, training, consulting services, comments, guidance, charts. indicators, graphs, simulated performance reports, strategy techniques, or other analyses obtained in any form from TradeStation Securities or any of its officers, directors, employees or agents, or from accessing or using any EES or Web site. You acknowledge and agree that the sole purposes of any of the foregoing tools and services are to help you learn how better to use TradeStation® trading software or to help you correctly program, test and/or automate or otherwise implement your trading strategies or ideas. You further acknowledge and agree that while you may be able to access through an EES investment research reports, examples of strategies, and market data services, the availability of such information does not constitute a recommendation to buy or sell any particular security, commodity, contract, option or other derivative or the likelihood of success of using any trading strategy tools. Any investment or trading decisions you make will be based solely on your own evaluation of your financial circumstances and investment or trading objectives.
5.Limitations and Restrictions. You are authorized to use the EES and other Services and materials provided by or through TradeStation Securities for your own needs only, and you are not authorized to resell access to any such services or materials or to make copies of any such materials for sale to, or use by, others. You shall not delete any copyright or other intellectual property rights notices from any such materials. Your right to use any EES or other Services provided by TradeStation Securities is limited to executing your own proprietary trades. You shall be the only authorized user of any Services provided by TradeStation Securities. All orders executed through any EES or other Services provided to you shall be deemed authorized by you and executed with the understanding that an actual purchase or sale is intended and that you are unconditionally and irrevocably accepting a valid and binding legal obligation. You agree that all purchases and sales shall be for your account in accordance with your oral, written or electronic orders or instructions; provided, however, you acknowledge and understand that the only valid way to place an order using the Services is to place it through your EES or to phone-in your order live to TradeStation Securities' trade desk. You hereby waive any and all defenses that any such order or instruction was not in writing as may be required by the Statute of Frauds or any Applicable Laws.
6.Disclaimer of Warranties. You acknowledge and agree that neither TradeStation Securities nor its employees or agents or affiliates make any warranties or representations with respect to any EES or other Services provided by TradeStation Securities or its affiliates, including any related hardware, software. communication system or any charting, technical analysis or other trading strategy tool products, services or platforms. TRADESTATION SECURITIES' SERVICES AND ANY INFORMATION, DATA, CHARTING, TECHNICAL ANALYSIS OR OTHER TRADING STRATEGY TOOL PRODUCTS, SERVICES OR PLATFORMS ARE PROVIDED ON AN AS-IS, WHERE-IS, AS-AVAILABLE BASIS AND WITHOUT WARRANTIES OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY (INCLUDING, WITHOUT LIMITATION, TIMELINESS, TRUTHFULNESS, SEQUENCE, COMPLETENESS, ACCURACY OR FREEDOM FROM ERROR OR INTERRUPTION), OR ANY IMPLIED WARRANTIES ARISING FROM TRADE USAGE, COURSE OF DEALING, OR COURSE OF PERFORMANCE, OR THE IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. YOU AGREE THAT TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAWS, TRADESTATION SECURITIES SHALL NOT HAVE ANY LIABILITY TO YOU FOR CONSEQUENTIAL, INCIDENTAL, PUNITIVE, SPECIAL OR INDIRECT DAMAGES OR LOSSES OF ANY KIND, EVEN IF YOU HAVE INFORMED TRADESTATION SECURITIES OF THE POSSIBILITY OR LIKELIHOOD OF SUCH DAMAGES OR LOSSES.
7. Assumption of Risk; Technical Issues or Extraordinary Events. You agree that TradeStation Securities shall not be liable for, and you fully and knowingly assume all risks of, and shall indemnify and hold TradeStation Securities and its employees, officers, directors, shareholders, affiliated companies and agents harmless from and against, any and all claims (including claims by or through you) or ioss(es) or other negative results, actual or perceived, caused directly or indirectly by any equipment or software failure, software design limitation or flaw, software bug or virus, failure of any Internet service provider, operator error, failure of any electronic or mechanical equipment, hardware, communication system or other system, or any component thereof, telephone or other interconnect problems, unauthorized access, theft, security breach, government restriction, exchange or market regulation, suspension of trading, war, terrorism, cyberterrorism, strike or other labor dispute. Without limitation of the foregoing, this includes any of the foregoing conditions, items, events or occurrences that might prevent you from utilizing, or that may limit or corrupt the use of, any EES or other Services provided by TradeStation Securities, including, without limitation, conditions, items, events or occurrences that cause or result in an inability or failure to initiate, execute, cancel or modify an order or transaction or that cause other unintended results. You further acknowledge and agree that, except as expressly set forth in this agreement, you will not be compensated by TradeStation Securities for any "lost opportunity" an increase in the value of a futures contract you wished to purchase, or a decrease in value of a futures contract you wished to sell, or transactions you may make based on information shown or not shown to you by your computer which was incorrect or omitted or otherwise inaccurate or delayed in its delivery to you), even if such difficulty could have been prevented by TradeStation Securities. To the fullest extent permitted by Applicable Laws, you fully assume all risks related to each and every one of the foregoing items. conditions, events and occurrences.

TradeStation Securities
Account Agreement

8.Termination, Trading Restrictions, Liquidation. You acknowledge and agree that TradeStation Securities may, at any time, in its sole discretion and without prior notice, terminate your account or restrict or prohibit trading of securities, commodities, futures contracts, options and/or other derivatives or other property in your account for any reason. Without limitation of the breadth of the foregoing rights, TradeStation Securities may in its sole discretion restrict trading in your account to closing transactions only You shall, in all such events, nevertheless remain responsible and liable for all of your obligations and liabilities to TradeStation Securities and its affiliates under this agreement and all other agreements, terms and conditions that are part of the Account Application and Agreement.
9.Automated Trading. Automated trading functionality is designed to help you follow or track more securities simultaneously and to assist in removing emotions from, and to increase efficiencies In, your trading. Automated trading functionality is not designed to allow you to leave your computer unattended. If you. or any person you have authorized to trade your account, uses any automated trading functionality, you hereby acknowledge and agree that there are numerous factors that may cause the automated trading functionality to send orders that you do not want, and/or fail to send orders that you do want (including, without limitation, ISP failure, power failures or surges, erroneous, delayed or out-ofsequence data, improperly designed strategies, and software or system design limitations, flaws or errors). You hereby acknowledge and assume all risks, both known and unknown, associated with using any automated trading functionality and agree that it is your responsibility to understand precisely how it works before using it, to monitor the trading activity in your account at all times. and to immediately take corrective action when necessary.
10.Monitoring and Review. It shall be your responsibility to monitor your orders and transactions and review all confirmations, statements, notices, reports or other communications related to any transaction ordered or executed through any EES or other Services provided by TradeStation Securities. It shall be your obligation to make prompt written demand to TradeStation Securities for any such item not received.
11.Market or Other Data. You acknowledge and agree that each national or regional securities and futures exchange or association asserts a proprietary interest in all of the market or other data it furnishes to parties that disseminate its data. YOU ACKNOWLEDGE AND AGREE THAT NEITHER TRADESTATION SECURITIES, NOR ANY SECURITIES EXCHANGE OR ASSOCIATION OR ANY SUPPLIER OF MARKET OR OTHER DATA, GUARANTEES THE TIMELINESS, SEQUENCE, ACCURACY COMPLETENESS, RELIABILITY OR CONTENT OF MARKET OR OTHER INFORMATION OR MESSAGES DISSEMINATED TO BY OR THROUGH ANY PARTY INCLUDING ANY INTERNET SERVICE PROVIDER. YOU ACKNOWLEDGE AND AGREE THAT NEITHER TRADESTATION SECURITIES NOR ANY SECURITIES EXCHANGE OR ASSOCIATION OR ANY OTHER SUPPLIER OF MARKET OR OTHER DATA REPRESENTS OR WARRANTS THAT THE SERVICE WILL BE UNINTERRUPTED OR ERROR FREE. YOU AGREE THAT YOUR USE OF ANY MARKET OR OTHER DATA IS SOLELY AT YOUR RISK.
NEITHER TRADESTATION SECURITIES NOR ANY EXCHANGE OR DATA PROVIDER SHALL BE LIABLE FOR ANY INACCURACY ERROR OR DELAY IN, OR OMISSION OF, ANY SUCH DATA, INFORMATION OR MESSAGE, OR THE TRANSMISSION OR DELIVERY OF ANY SUCH DATA, INFORMATION OR MESSAGE, OR ANY LOSS OR DAMAGE ARISING OR OCCASIONED THEREFROM, REGARDLESS OF THE SOURCE, CAUSE OR REASON THEREFOR.
You understand that these terms of this agreement may be enforced directly against you by the securities and futures exchanges and associations or other parties providing market or other data. You shall use any such data or information (including quotes) only for your individual use and shall not furnish such data to any other person or entity.
12.Stop Orders. Placing stop orders using the EES has risks that regular market and limit orders do not. A stop order is held by the EES's stop order server and then automatically released to the appropriate avenue of execution when the EES recognizes information which indicates that the stop order price condition has been met. The price information comes from the exchanges and/or data providers and there are often 'bad ticks' (inaccurate, out-of-sequence, etc.) or ticks that appear to be bad but are not (they may simply look irregular, unusual or problematic). The EES is designed to filter as many "bad ticks' as reasonably possible. However, there are times that bad ticks will not be filtered, and other times when the stop order server will mistakenly filter good ticks that looked unusual at the time. This may result in your stop order being executed at a price different than the one you specified, or not being released for execution when your price condition has been met. IF YOU USE THE EES's STOP ORDER FUNCTIONALITY, YOU FULLY ASSUME THESE RISKS AND ALL OTHER RISKS THAT EES DESIGN LIMITATIONS OR EXCHANGE OR VENDOR DATA SERVICE INACCURACIES OR FLAWS MAY PRESENT
13.          Program Trading. You understand and acknowledge that TradeStation Securities offers neither arbitrage accounts nor proprietary systems for Program Trading (or any other purpose).
14.          Use of Investment Advisors. If you have an agreement with an investment or trading advisor or manager or a CTA or CPO of any kind (as the case may be, an "investment advisor") whom you have engaged to invest and trade your funds and assets on your behalf, and whom you have authorized to trade your account with TradeStation Securities, you represent, warrant. acknowledge and agree that: (a) as between you and TradeStation Securities, solely you are fully responsible for all acts, omissions and decisions made by your investment advisor with respect to your account, and you shall fully indemnify and hold harmless TradeStation Securities, and its affiliates, employees and agents, from and against any and all claims, damages, liabilities, losses, costs and expenses (including reasonable attorneys' fees and costs) that arise from, or relate to, any of such acts, omissions or decisions, including, but not limited to, claims, damages, liabilities, losses, costs or expenses assertible or suffered by you or your trading account, and claims which others may assert by or through you or on your behalf. or on their own behalves; and (b) your investment advisor has given us instructions, which may be changed by your investment advisor from time to time, concerning amounts that are to be withdrawn from your account(s) and paid to your investment advisor (or your investment advisors account with us) as and for your investment advisor's fees, charges or costs payable by you pursuant to your agreement with your investment advisor, and TradeStation Securities is authorized by you to rely fully and completely upon your investment advisors instructions with no obligation or responsibility to verify the authenticity, validity or accuracy of such instructions either with you or any other person or entity, or any document or other material or potential source of such information.
15.Confirmation Reports and Account Statements. Confirmation reports of the execution of orders shall be conclusive if not objected to in writing by you within the shorter of (a) the applicable settlement cycle of the subject transactions or (b) three (3) business days after such documents have been transmitted to you. Statements of account(s) shall be conclusive if not objected to in writing by you within ten (10) days after transmission. In all cases, TradeStation Securities reserves the right to challenge your objections.
16. Margin and Other Collateral Requirements.
(a) You hereby agree to deposit and maintain such margin in your margin account(s), if any, as TradeStation Securities may in its sole discretion require, and you agree to pay on demand any debit balance owing with respect to any of your margin accounts. Margin calls may be communicated orally, without subsequent written confirmation.
(b) You further agree to deposit promptly and maintain such other collateral with TradeStation Securities as is required by Applicable Laws or any other agreement or open transaction you may have with TradeStation Securities, or as required by TradeStation Securities at any time or from time to time in its discretion.
(c) No demands, calls, tenders or notices that TradeStation Securities may have made or given in the past shall obligate TradeStation Securities to make or give the same in the future, and no failure to make or give any such demand, call, tender or notice shall constitute a waiver or limitation of any kind of any of TradeStation Securities' rights or remedies under this agreement or otherwise.
17. Satisfaction of Your Liabilities; Security Interest and Lien.
(a) You agree to satisfy, upon demand, any and all indebtedness to TradeStation Securities, and to pay any debit balance in any of your accounts, no later than the deadline set by TradeStation Securities; such deadline may and shall be determined or modified by TradeStation Securities, subject only to limitations imposed by Applicable Laws, in TradeStation Securities' sole and absolute discretion.
(b) All of your property held by or under the control of TradeStation Securities is subject to a lien to secure the payment and performance of your indebtedness, liabilities and obligations to TradeStation Securities, and you hereby grant to TradeStation Securities a lien on, and a valid and first priority, perfected, continuing security interest in, the following: (i) all property, including all investment property, held, carried or controlled by or through, or on our behalf by, TradeStation Securities in which you presently have or in which you acquire an interest in the future, including all property in each account in your name. and (ii) any and all rights, claims or causes of action you may now or hereafter have against TradeStation Securities or its affiliates, employees or agents, and (iii) all other assets and property, tangible or intangible, fixed, contingent or mixed, of any kind or nature owned by you that are held, carried or controlled by or through, or on our behalf by, TradeStation Securities or any of its affiliates, or which TradeStation Securities or any of its affiliates has the power to access, possess or control, and (iv) all proceeds of. or distributions on, any of the foregoing (collectively, (i) through (iv) are referred to in this agreement as 'Collateral").
(c) Any and all Collateral is held by TradeStation Securities as secured party, and as agent and bailee for TradeStation Securities, Inc. and any other entity that is part of TradeStation Securities. TradeStation Securities, holding Collateral, may, without your further consent, give, comply with and implement (i) entitlement orders or instructions with respect to the Collateral and (ii) if the TradeStation Securities entity holding Collateral is a commodity broker, any instructions to apply any value distributed on account of a commodity contract. Additionally, TradeStation Securities, holding Collateral, has the right not to comply with (x) any entitlement order or instruction from you or a third party with respect to the Collateral and (y) any instruction from you to apply any value on account of any commodity contract, if TradeStation Securities decides or instructs that such order or instruction not be complied with in order to maintain security for the payment and performance of your obligations and liabilities to it. You agree that the actions of TradeStation Securities in not complying with orders or instructions as allowed in the preceding sentence satisfy any duties it may have under the Uniform Commercial Code of any state or jurisdiction ("UCC"), and you further agree that TradeStation Securities' rights and remedies against you as debtor and in its favor as secured party are, and shall be, the broadest possible rights under the applicable UCC, and all notices and elections necessary to have those broadest possible rights are hereby deemed specifically given.
(d) You agree that this agreement, and your execution of this agreement by signing the Account Application and Agreement of which this is a part, shall constitute notice of the security interest granted to TradeStation Securities to any and all entities to whom giving notice is appropriate or required.
(e) The reasonable costs and expenses of collection of any of your indebtedness, obligations, liabilities or debit balances, including but not limited to attorneys' fees and expenses, shall be payable by you to TradeStation Securities.
(f) In order more fully to secure the payment and performance of any of your outstanding liabilities and obligations to TradeStation Securities it may, to the fullest extent permitted by law, without prior notice to you, use apply or transfer Collateral as it determines. Unless otherwise agreed in writing, TradeStation Securities may register and hold Collateral in its name or the name of one or more designees.
(g) You appoint TradeStation Securities with full power as your true and lawful attorney-in-fact, to the fullest extent permitted by law. for the purpose of perfecting the security interest granted in this agreement and taking any action and executing any instrument that TradeStation Securities deems necessary or advisable to accomplish the purposes of this agreement, including, but not limited to, the full exercise and enforcement by it of its rights as secured party hereunder.

TradeStation Securities
Account Agreement

18.Free Credit Balances. You hereby authorize TradeStation Securities to use any free credit balance in any of your accounts in accordance with all Applicable Laws and to pay interest thereon at such rate or rates and under such conditions as are established from time to time by TradeStation Securities for such account(s) and for the amounts of cash so used. Free credit balances are carried in customers' accounts pending, and with a view towards, reinvestment. TradeStation Securities may determine not to pay, and currently does not pay, interest on free credit balances.
19.Authority to Pledge Collateral. You represent, warrant and covenant that (a) you have the right to pledge and assign the Collateral to TradeStation Securities and (b) all Collateral is and shall at all times be free and clear of any liens, claims or encumbrances, except in favor of TradeStation Securities or its clearing firm.
20.Deposits on Transactions. TradeStation Securities may require you to deposit cash or other property acceptable to TradeStation Securities as Collateral in your account(s) in such amounts as TradeStation Securities determines in its sole discretion, and you agree to comply with any such request by no later than the deadline set by TradeStation Securities.
21.Consent to Loan, Pledge or Use of Securities in Margin Accounts. To the greatest extent permitted under Applicable Laws, you hereby authorize TradeStation Securities to lend either to itself or to others and to otherwise use, sell or pledge any securities, commodities, futures contracts, options, or other derivatives held by TradeStation Securities in your margin account(s), to convey therewith all attendant rights of ownership and to use all such property as collateral for loans and other obligations made to TradeStation Securities. Any such property, together with all attendant rights of ownership, may be pledged. repledged, hypothecated, rehypothecated, sold or otherwise used either separately or in common with other property for any amounts due to TradeStation Securities thereon or for a greater sum. You hereby acknowledge that, as a result of such activities,
(a) TradeStation Securities may receive and retain certain benefits to which you will not be entitled and will not share, and (b) the securities, futures contracts or other derivatives in your margin account(s) may be used as collateral by TradeStation Securities for loans made to it in excess of your indebtedness to TradeStation Securities.
22. Breach, Bankruptcy or Default.
(a)  TradeStation Securities may, in its sole and absolute discretion, elect to consider you in default of any or all agreements you may then have with it if (i) you do not pay any liability or indebtedness or perform any obligation to TradeStation Securities by the time you are obligated to do so; (ii) you otherwise breach, repudiate or default under this agreement or any other agreement you may have with TradeStation Securities or any of its affiliates or service providers; (iii) you commence a proceeding in bankruptcy or insolvency or one is commenced against you; (iv) any guarantor, co-signer or other party (a "Responsible Party') liable, or providing security for, any of your indebtedness, liabilities or obligations to TradeStation Securities or any of its affiliates or service providers defaults in an obligation or commences a proceeding in bankruptcy or insolvency or one is commenced against it; (v) an attachment is made against your or a Responsible Party's account(s) with TradeStation Securities; (vi) a receiver is appointed with respect to you. any of your assets or the assets of a Responsible Party; (vii) if you are a natural person, you die or become incompetent, or, if you are an entity, you merge, liquidate, sell a material portion of your assets (directly or indirectly) or dissolve; or (viii) an event, circumstance or condition occurs that, in TradeStation Securities' judgment (which shall be conclusive unless it is exercised totally arbitrarily or capriciously), materially impairs your creditworthiness, your ability to timely perform any of your obligations or otherwise causes TradeStation Securities to view itself (or any entity that is a part thereof) as insecure. The occurrence of any of the foregoing is referred to as an "Event of Default."
(b) Upon the election by TradeStation Securities to consider you in default, TradeStation Securities shall have all of the rights and remedies of a secured party upon default under the UCC and other Applicable Laws and may, without notice to you, among other things, foreclose, collect, sell or otherwise liquidate any Collateral TradeStation Securities selects in its sole discretion, in any order and at any time, and apply, in a manner determined by TradeStation Securities, in its sole discretion, the proceeds to satisfy any of your obligations or liabilities to TradeStation Securities or any of its affiliates. At any sale of Collateral or other sale or purchase permitted hereunder or otherwise, TradeStation Securities may sell or purchase to or from itself or third parties, and you hereby acknowledge and agree that futures contracts, options or securities subject to such sale or purchase are instruments traded in a recognized market. You will pay TradeStation Securities for any losses and costs incurred by TradeStation Securities as a result of any default by you. You waive marshalling of assets and any similar doctrine dealing with the application of collateral.
23. Collection and Other Account•Related Costs. You hereby agree to pay on demand, all reasonable costs, fees, expenses, liabilities and damages incurred by TradeStation Securities, as the case may be ("Costs"), in connection with (a) enforcing its rights hereunder, or (b) any investigation, litigation or proceeding involving your account(s) or any property therein, or (c) the use or access by you, or any other person authorized to act on your behalf, of an EES or other Services, or (d) any breach or failure by you to perform any term or provision of this agreement, any other agreement between you and TradeStation Securities or its affiliates or any agreement governing your use of or access to any EES, or (e) TradeStation Securities acting in reliance upon your instructions or the instructions of any person authorized to act on your behalf. In each case, and whether or not demand has been made therefor, you hereby authorize TradeStation Securities to charge your account(s) for any and all such Costs.
24.Waiver; Assignment. Neither TradeStation Securities' failure to insist at any time upon strict compliance with the terms of this agreement, nor any continued course of such conduct on its part, shall constitute or be considered a waiver by TradeStation Securities of any of its rights or privileges hereunder. Except as specifically permitted in this agreement or the Account Application or Agreement of which it is part, no provision or condition of this agreement can be, or should be deemed to be, waived, altered. modified or amended unless specifically agreed to in writing by a duly authorized officer of TradeStation Securities (President, Vice President of Finance, General Counsel, and Chief Compliance Officer are the only officers duly authorized for this purpose). TradeStation Securities' failure to enforce any provision or condition of this agreement shall not be deemed a waiver of the requirements of said provision or condition or any other provision or condition. Any assignment of your rights and obligations hereunder or your interest in any property held by or through TradeStation Securities without obtaining the prior written consent of an authorized representative of TradeStation Securities shall be null and void. TradeStation Securities reserves the right to assign any of its rights or delegate any of its obligations hereunder ‘without prior notice to you, except as otherwise required by Applicable Laws.
25.Legally Binding. You hereby agree that the terms of this agreement shall be binding upon you and your estate, heirs, executors, administrators, personal representatives, successors and assigns.
26. Disclosure of Status. You agree to promptly notify TradeStation Securities in writing (if you have not done so in your Application and Agreement of which this agreement is a part) if you are now or if you become: (a) registered or qualified with the National Association of Securities Dealers, Inc. or the Securities and Exchange Commission, the Commodity Futures Trading Commission, any state securities agency, any securities exchange or association, or any commodities or futures contract market or association;
(b) engaged as an "investment advisor" as that term is defined in Section 201 of the Investment Advisors Act of 1940 (whether or not registered or qualified under that act); or as a licensed CTA or CPO or (c) employed by a bank or other organization exempt from registration under federal and state securities laws to perform functions that would require you to be so registered or qualified if you were to perform such functions for an organization not so exempt. Except as otherwise specifically set forth in your Account Application and Agreement, you represent and warrant that you are not any of the foregoing.
27. Amendment By TradeStation; Presumptive Receipt of Communications. Communications may be sent to you at your postal or electronic mail address or at such other address as you may hereafter specify in writing in any form. Modifications and amendments of or :o this agreement (including changes in Execution Fees and Service Fees) may he posted on TradeStation Securities' Web site and shall be effective as of the date posted. All communications so sent, whether by posting, mail, e-mail, telegraph, messenger or otherwise, shall be deemed received on the earliest date sent or published, whether or not actually received or reviewed. You acknowledge and agree that TradeStation Securities may, at any time, in its sole discretion, modify or amend the terms of this agreement or your access to any EES or other Services provided by TradeStation Securities. Your continuing to accept or use any EES or other Services after said modification or amendment is published, posted or sent shall conclusively be deemed your express acceptance of all said modifications or amendments in exchange therefor. In addition to, and without in any way limiting the breadth or scope of any of the foregoing provisions, you acknowledge arid agree that notices and other communications (including, without limitation, margin calls) delivered, faxed, sent by express delivery service, e-mailed or mailed to the address (and/or e-mail address) provided by you shall, until TradeStation Securities has received notice in writing of a different address, be deemed to have been personally delivered to you whether actually received or not. Notices and other communications may also be provided to you verbally. Such notices and other communications left for you on your answering machine, or otherwise, including, but not limited to, margin calls and other demands of immediate payment of indebtedness, debit balances, or other obligations, shall be deemed to have been delivered to you. whether actually received or not. None of the foregoing provisions is intended to suggest or imply that any notice is required to be given you as a condition to TradeStation Securities exercising or enforcing any of its rights or remedies under this agreement, as a secured party or otherwise, and you understand and acknowledge TradeStation Securities may act without or before providing you with notice of any kind, in its sole and absolute discretion, to the fullest extent permitted and authorized by this agreement. the applicable UCC and other Applicable Laws. Notices and other communications from you to TradeStation Securities shall be in writing. You hereby authorize TradeStation Securities to accept facsimile copies of this or any other document or instruction as if it were the original, delivered in person, and to accept facsimile signatures as if they were originals delivered in person.
28.Ownership and Confidentiality. You acknowledge and agree that nothing in this agreement or any other agreement with TradeStation Securities or any of its affiliates shall constitute the sale of any equipment, software, hardware, procedure or system utilized by any EES or other Services provided by TradeStation Securities (collectively, the "Technology"). You hereby agree to keep confidential and not disclose, copy, transfer, reverse engineer, or modify any Technology, whether or not said Technology is actually owned by TradeStation Securities, its affiliate or a third party. You expressly agree that, in connection with any dispute, the Technology and TradeStation Securities' or its affiliates' other trade secrets or confidential information shall be disclosed, if at all, only upon issuance of protective order(s) effectively limiting disclosure to maintain confidentiality.
29.Monitoring and Recording Conversations. All communications between you and TradeStation Securities by telephone, computer link, "live chat" or any other satellite, cable or telecommunications device or method may or will be monitored, recorded and archived by TradeStation Securities and may be used and shall be admissible in connection with any investigation, inquiry or dispute that may arise, or for any valid or legitimate business purpose that is not violative of TradeStation Securities' privacy policy (which is easily accessible from most pages of the TradeStation.com Web site). You voluntarily and knowingly acknowledge and irrevocably consent to all of such monitoring, recording and archiving of your communications with TradeStation Securities, its affiliates, and their respective agents and employees, and acknowledge and agree that no further notice or consent is necessary.
30. Power of Attorney. You hereby irrevocably appoint TradeStation Securities, with full power as your true and lawful attorney-in-fact, to the fullest extent permitted by Applicable Laws, for the purpose of carrying out the provisions of this agreement and taking any action and executing any instrument that TradeStation Securities deems reasonably necessary or advisable to accomplish the purposes of this agreement.

TradeStation Securities
Account Agreement

31.Independence. Nothing in this agreement shall be construed as, or to create. a joint venture, agency, partnership or other similar relationship between the parties.
32.Choice of Law. You acknowledge and agree that this agreement and its enforcement shall be governed by the laws of the State of Florida.
33.Jurisdiction, venue and waiver of jury trial. YOU AGREE THAT ANY CONTROVERSY BETWEEN YOU AND TRADESTATION SECURITIES ARISING OUT OF THIS AGREEMENT, REGARDLESS OF THE MANNER OF RESOLUTION, SHALL BE ARBITRATED, LITIGATED (TRIED IN A COURT OF LAW), OR OTHERWISE RESOLVED BY A TRIBUNAL LOCATED IN THE SOUTHERN DISTRICT OF FLORIDA. IN ADDITION, YOU HEREBY WAIVE TRIAL BY JURY IN ANY SUCH ACTION OR PROCEEDING. You agree to pay all expenses, including attorney's fees, incurred by TradeStation Securities: (a) to defend any unsuccessful claim you bring against TradeStation Securities, or any of its affiliates, or (b) to collect any debit balances in your accounts(s). No legal or administrative action arising out of this contract may be commenced by anyone more than one (1) year after any claim arises. You hereby expressly acknowledge that this Agreement is made in the State of Florida and, further, you hereby submit and consent to jurisdiction of your person in the Courts of the State of Florida (federal and state) and shall be amenable to service of summons and other legal process of, and emanating from, the State of Florida. The validity, construction and entorcement of this agreement shall be governed and construed in accordance with the substantive laws of the State of Florida without reference to the principles of conflicts of laws.
34.Agreement to Shorten Statutes of Limitations. You and TradeStation Securities agree that no action in law, equity, arbitration or administrative proceeding arising out of this agreement, any transactions effected pursuant to this agreement, or the relationship between you and TradeStation Securities. may be commenced more than one (1) year after the aggrieved party knew or should have known a cause of action existed You acknowledge that you are expressly agreeing to waive the two-year statute of limitations provided by the Commodity Exchange Act, including the two-year time period for commencing a Commodity Futures Trading Exchange reparation proceeding, and any and all other applicable statutes of limitations exceeding one year. including but not limited to, any statutory or common law state or federal statutes of limitation, the statute of limitation provided by the National Futures Association for commencing an arbitration action, and the statute of limitations for initiating arbitration actions before contract markets. You understand that your agreement with this paragraph is not necessary to open an account with TradeStation Securities.
35.Severability. If any term, provision or condition ("term') of this agreement shall be held to be invalid or unenforceable by reason of any law, rule, administrative order or decision by any court, or regulatory or self-regulatory agency or body, or in arbitration, said term shall be deemed modified only to such extent as is necessary to correct the invalidity or unenforceability and shall not affect the validity and enforceability of this agreement or any other term of this agreement, and the intent of this agreement and that term shall be honored to the fullest possible extent in the circumstances.
36.Headings. The heading of each paragraph is for descriptive purposes only and shall not be deemed to modify or qualify any of the rights or obligations set forth in such provision.
37.Trademarks. TradeStation®, EasyLanguage®, RadarScreen®, OptionStation® and Test Before You Trade® are registered trademarks of TradeStation Technologies, Inc., an affiliate of TradeStation Securities, and are used by TradeStation Securities pursuant to a trademark license.
38.Consent to Identification Procedures, Credit Reports and Other Information. You voluntarily and knowingly consent to the following: TradeStation Securities may use your name, address, social security number, date of birth, home telephone number and/or other biographical or personal information about you (collectively, "Personal Information") to comply with applicable federal, state, local, quasi-governmental, self-regulatory and other laws, rules, regulations, recommendations, interpretations, authorizations, licenses and registrations, and other Applicable Laws, or for any valid or legitimate business purpose. The purposes for the use of Personal Information include, but are not necessarily limited to verification of your identity and other factual information you present to us, verification that you are not listed as a specially designated national or blocked national by the Department of Treasury's Office of Foreign Asset Control (OFAC), and to investigate or verify your creditworthiness, business history and your history with legal and administrative authorities. Whatever procedures are used by TradeStation Securities shall not be violative of the terms of its privacy policy (which is easily accessible from most pages of the TradeStation.com Web site). You authorize TradeStation Securities, in its sole discretion, to make or obtain reports concerning your credit standing, business conduct and history with legal, regulatory and administrative authorities. You may make a written request for a description of the nature and scope of the credit reports made or obtained by TradeStation Securities and the same will be provided to you within a reasonable period of time. You further agree to provide TradeStation Securities, on request, with such additional information or certifications as may be required by TradeStation Securities or Applicable Laws.
39.Cumulative Rights. The rights, remedies, benefits and privileges of TradeStation Securities under (a) this agreement. (b) any other written agreement or document executed or delivered by you. and (c) any written agreement with an affiliate of TradeStation Securities (collectively, the "Related Agreements"), whether part of the Account Application and Agreement or otherwise, are cumulative and shall be interpreted to convey to and upon TradeStation Securities and its affiliates the broadest, most expansive, most enforceable rights, remedies, benefits and privileges. Any inconsistencies or conflicts between or among any of the Related Agreements shall be disregarded, as TradeStation Securities may at any time, or from time to time, choose, so that TradeStation Securities may enjoy to the fullest extent possible the right, remedy, benefit or privilege that it, at any time or from time to time, seeks to assert, enforce or avail to itself.
40. Request for Electronic Transmission of Statements and Other Documents and Information. You hereby request that all confirmation statements of activity and all periodic account statements, as well as all tax documents and related notices, be delivered to you solely by electronic transmission to the e-mail address indicated by you in the Account Application and Agreement of which this agreement is a part. You represent to us that you do not want to be mailed hard copies of any such statements, documents or information (however, you acknowledge that, until further notice, TradeStation Securities shall, as a courtesy to you and at no extra charge, also mail to you hard copies of your monthly, quarterly and annual account statements, including year-end tax documents). You warrant and represent that the above- referenced e-mail will promptly print out for you the relevant customer statements, documents and information in the form received by you. You understand that there is a risk of failure of any electronic transmission, and will not hold TradeStation Securities liable directly or indirectly for such failure. If you fail to receive a statement of activity of which you are aware, you will contact a TradeStation Client Service representative at the Brokerage Client Service telephone numbers posted on the TradeStation Securities Web site on the business day following the day of any such activity. You acknowledge that if you choose not to accept electronic statements and documents, TradeStation Securities may charge your account a fee for each hard-copy statement and document delivered. This consent shall be effective until revoked by you in writing, and delivered to TradeStation Securities. In addition, you acknowledge that, for your protection and the protection of TradeStation Securities, any request to change the e-mail address designated in your Account Application and Agreement must be in writing- and must bear the same signature as the one on your Account Application and Agreement. In the event such a request is received from a legal entity, such as a corporation, LLC or partnership, the request must be accompanied by appropriate documentation establishing that the person signing the request possesses the requisite authority to bind the entity.
BY SIGNING THE ACCOUNT APPLICATION AND AGREEMENT OF WHICH THIS ACCOUNT AGREEMENT IS A PART, YOU ACKNOWLEDGE THAT: (1)YOU ARE OPENING A MARGIN ACCOUNT AND (2)YOU HAVE REQUESTED, AND CONSENTED TO, THE DELIVERY TO YOU OF YOUR CONFIRMATION AND OTHER ACCOUNT STATEMENTS, AS WELL AS TAX DOCUMENTS AND RELATED NOTICES, SOLELY BY ELECTRONIC TRANSMISSION TO YOUR SPECIFIED E-MAIL ADDRESS.

TradeStation Technologies
Subscription Agreement

Please read this carefully. This is a legal agreement ("Agreement") between you and TradeStation Technologies, Inc. ("Licensor') and its data suppliers, including, but not necessarily limited to, Comstock. Inc., COMTEX Scientific Corporation, GFT, Multex, Inc. (if Market Guide data is included), Dow Jones & Company, Inc. and any equities, options, futures, Forex or other exchanges or suppliers the data of which is directly or indirectly distributed or redistributed to you by TradeStation Technologies (the Data Suppliers"). By ordering or subscribing for the TradeStation8 platform of products or services, and completing the "I AGREE' segment at the end of this Agreement (or, if you are applying for a TradeStation Securities brokerage account, by signing and delivering the Account Application and Agreement of which this is a part), you are agreeing to be legally bound by the terms of this Agreement. This Agreement includes, as part of it, all other agreements, terms and conditions which appear on any Web site or online registration that you have accessed, and which is hosted by us or our affiliates and discusses our services, except as noted in the last two sentences of this paragraph (collectively, the "Other Terms and Conditions"). You understand and agree that this Agreement (including those Other Terms and Conditions) has the binding legal force and effect of a contract signed in ink and delivered in person. If there is any conflict between this Agreement and the Other Terms and Conditions, this Agreement shall govern. THIS AGREEMENT DOES NOT COVER OR RELATE TO THE OPENING OF A BROKERAGE ACCOUNT OR BROKERAGE SERVICES OR TRANSACTIONS OF ANY KIND. ALL MATTERS RELATING TO BROKERAGE SERVICES AND TRANSACTIONS ARE COVERED BY AGREEMENTS BETWEEN YOU AND TRADESTATION SECURITIES, INC. (AN AFFILIATE OF LICENSOR), AND, IF APPLICABLE, ITS CLEARING FIRM.

1. GRANT OF LICENSE.
(a) Licensor grants to you a nonexclusive license to use the software included in the Subscription, which includes all investment and trading tools and applications included in the Subscription, including all basic services and all premium or optional services you select (the "Software"), and all market and other financial data, news and other financial, market and/or business information included in the Subscription (the 'Data") on a single computer terminal (at any given time). If the Software or Data are being used on a network, each individual accessing the Software or Data through the network must have a separate Software and Data license to, or subscribed for by, that individual (i.e., there must be a Subscription per individual). In licensing the Software and the Data on a monthly, annual or other periodic basis, under a subscription, lease or similar arrangement (the "Subscription"), your right to use the Software and Data, unless renewed, terminates at the expiration of your Subscription, and may be terminated by Licensor immediately if you fail to make any required payment or violate any of your other agreements with Licensor, any of the Data Suppliers or market data exchanges ("Exchanges") set forth in, or relevant to, your Subscription or this Agreement, whether set forth in this Agreement or set forth elsewhere. This Agreement and the license granted may not be transferred, assigned, leased, rented, sublicensed or otherwise transferred by you. In no event shall the Software or the Data be used by you for, or in connection with, any unlawful purpose.

(b) Assuming that you comply with all "pro" vs. "non-pro" rules and regulations (as later discussed in this Agreement), you are also granted a nonexclusive, nontransferable license to use precise reproductions of screen shots of charts displayed by the Software in connection with your business, solely for illustrative or informational purposes, and only if your business is related to investment analysis (such as an investment analysis website, financial newsletter or book, etc.). in order to utilize this right, you may not in any manner state or imply that Licensor endorses you, your company or any of your or its products or services, that the use of any TradeStation product or service will guarantee profits, increased profits or minimization of losses, or that Licensor or TradeStation recommends any particular trading system or strategy. Also, each screen shot reproduced must be displayed under a prominent caption that reads "Chart created on TradeStation®, the flagship product of TradeStation Technologies, Inc." The screen shot may not be altered or presented in a manner that leads or may lead the viewer to believe that the Software has capabilities which it does not. This license may be terminated by Licensor at any time, for any reason, upon notice to you of such termination. IN NO EVENT MAY ANY OF THE DATA BE DISSEMINATED FOR ANY EXTERNAL USE.

(c) You will obtain a Subscription password that enables your use of the Software and Data (your "Password"). You agree to keep your Password confidential, and not to disclose it to anyone else, publish it, or allow anyone else to use it. You acknowledge and agree that, in addition to providing your unique Password, Licensor may implement technical measures that enable TradeStation to verify your compliance with the terms of this Agreement.

(d) Any or all of the licenses granted above may be terminated by Licensor with or without notice to you if you violate or otherwise do not observe any of the terms, conditions or provisions of this Agreement.

2. OWNERSHIP AND COPYRIGHT. The Software has been developed by or for Licensor or its affiliate(s). The Data has been assembled, formatted and supplied by either Licensor or its affiliate(s) and/or the Data Suppliers, and is being offered by Licensor or its affiliate(s) either directly or pursuant to licenses granted by the Data Suppliers. The Software and the Data were developed, compiled, prepared, revised, selected and arranged by Licensor and the Data Suppliers through the application of methods and standards of judgment developed and applied through the expenditure of substantial time, effort and money, constitute confidential and valuable industrial property and trade secrets, and are protected by United States copyright laws and international treaty provisions as well as other intellectual property laws and treaties. All title and copyrights in and to the Software and the Data and any accompanying printed materials are owned by licensor or its affiliate(s) or the Data Suppliers (or their suppliers). You agree not to duplicate, reproduce, publish, retransmit or redistribute the Software or Data, except that you may make a copy of the Software or Data solely for your individual use(s) or as otherwise specifically permitted by this Agreement. You may not directly or indirectly offer or transmit all or any portion of the Software or Data to third parties whether by way of subscription, license, sale or otherwise. You may not modify, translate, reverse engineer, de-compile or disassemble the Software or the Data,

3. PAYMENT.
To the extent, if any, that TradeStation Securities, Inc. has agreed to pay your Subscription fees based upon your use of its brokerage services, these payment provisions will not apply to you. If you are a TradeStation Securities brokerage client, any fees payable by you for the Software or the Data will be debited to your brokerage account.

(a) In exchange for the Software and Data made available to you in connection with your Subscription, you agree to pay all applicable fees as displayed in TradeStations on-line registration or otherwise made available to you. All Subscription fees payable to Licensor are due in advance, and no Subscription products or services shall be delivered to you unless and until Licensor has received full, non-conditional payment of all applicable fees, including credit card payment verification, approval and clearance. Your first month's Subscription fee, if your Subscription relates to only a part of the first month, shall be appropriately prorated. However, no part of the full monthly Subscription fee is refunded if you terminate in the middle of a month. Any and all applicable sales or use taxes, as well as all applicable Exchange fees and charges (unless expressly included in your Subscription for no additional charge), shall be your responsibility and paid by you in full and on a timely basis.

(b) Payment By Credit Card: You hereby authorize Licensor or its affiliate to use the credit card information furnished by you to licensor or its affiliate for purposes of fulfilling your payment obligations under this Agreement. You further represent and warrant that (i) the credit card information provided to Licensor (card number, expiration date and card-holder's name) is accurate and valid in all respects and lawfully authorized for use, and that you are providing your credit card information to Licensor fully intending and expecting your credit card to be fully charged all fees and payment amounts which you have agreed to pay in your on-line registration, or otherwise, including all Subscription, data, Exchange and other fees and charges; and that (ii) such credit card belongs to you or has been authorized for use by you by the valid card-holder. Upon expiration of your credit card, you shall notify Licensor of the new credit card expiration date and all other relevant new information pertaining to the new credit card.

(c) Late Payments: Payments not received by their due dates will be assessed a late charge fee equal to Licensor's then current late charge fee amount, but not

TradeStation Technologies
Subscription Agreement

less than $10.00. Payments returned to Licensor for insufficient funds will result in a service charge fee of the maximum allowable returned check fee under Florida law. You shall thereafter be charged interest at the maximum legal interest rate on any unpaid balance.

4. SUBSCRIPTION CHOICES.
To the extent, if any, that TradeStation Securities, Inc. has agreed to pay your Subscription fees based upon your use of its brokerage services, these provisions will not apply to you.

(a) Annual Prepaid Subscriptions: If you register for an Annual Prepaid Subscription (if and when available) for real-time or end-of-day versions (if available), you shall prepay all fees for twelve (12) consecutive months at the specified one-year price. Annual Prepaid Subscriptions are not cancelable, and Annual Prepaid Subscription fees and commitments are nontransferable. You must notify Licensor to discontinue your subscription at least 30 days prior to the expiration of the Annual Prepaid Subscription. If no notification is received, (i) your Annual Prepaid Subscription for real-time service may, at Licensor's option, automatically renew as a Monthly Subscription at the then current rates and, if you are paying by credit card, you authorize such additional charges, and (ii) your Annual Prepaid Subscription for the end-of-day version (if available) may, at Licensor's option, automatically renew as an Annual Prepaid Subscription (endof-day subscriptions, if and when available, are offered only on an annual basis) at the then current rates and, if you are paying by credit card, you authorize such additional charges.

(b) Monthly Subscriptions: If you register for a Monthly Subscription, you will be required to make all payment amounts, on a monthly basis, described in your Subscription registration, as such payment amount may from time to time change. Any such changes may be made in Licensor's sole and absolute discretion with or without advance notice. All brokerage customers of TradeStation Securities, Inc. have Monthly Subscriptions.

5. PROFESSIONAL/NON-PROFESSIONAL STATUS. With respect to products or services involving the receipt of financial market information, if you claim that you are a Non-Professional Subscriber or a "Non-Pro,' you represent and warrant that you meet and comply with all New York Stock Exchange (NYSE), American Stock Exchange (AMEX), The Nasdaq Stock Market, Inc.(Nasdaq) and Options Price Reporting Authority (OPRA) requirements for qualification as a Non-Professional Subscriber, and that the following statements are and shall continue to be true for as long as you receive information or services pursuant to the terms and conditions of this Agreement:

(a) You are entering into this Agreement in your own individual capacity and not on the behalf of a firm, corporation, partnership, trust, or association.

(b) You shall use the information and service(s) solely in connection with your own individual personal investment activities and not in connection with any trade or business activities.

(c) You shall not fumish the information or service(s) received to any other person.

(d) You are not a securities broker-dealer, investment advisor, futures commission merchant, commodities introducing broker or commodity trading advisor, registered representative of any of the foregoing, member of a securities exchange or association or futures contract market, or an owner, partner or associated person of any of the foregoing.

(e) You are not employed by a bank or an insurance company or an affiliate of either, or any other organization which performs business functions related to securities or commodity futures investment or trading activity.

If any of the foregoing statements are not true for you or your situation, then your status is Professional or "Pro' and you must register for your Subscription as such. You acknowledge and agree that if your status with respect to any of the foregoing statements is affected or changed in any way, you shall immediately notify Licensor in writing of such change of status or position. In addition to other remedies available to Licensor and the Data Suppliers (and the Exchanges), you

shall be liable to Licensor and the Data Suppliers and the Exchanges for the difference between any fees and costs paid by you and the fees and costs applicable to Professional Subscribers for the same type of information and services that you improperly received as a Non-Professional Subscriber, plus any applicable Exchange and governmental penalties, and you irrevocably authorize Licensor (and its affiliate) to charge against your credit card (or to debit your brokerage account, if you have one with TradeStation Securities) any and all such amounts. You understand and agree that all registration and biographical information you provide to Licensor or its affiliates relating to this issue may be examined by the applicable Exchanges.

6.SOFTWARE ISSUES AND MODIFICATIONS. If any of the Data Suppliers furnishing Data ceases to furnish it in a manner which is compatible with the Software or any receipt/transmission equipment software.. Licensor may terminate the inclusion and delivery in the Subscription of as much Data as is affected, without advance notice, without incurring any liability to you. and without any change to any of your payment or other obligations. Further, the Software (which, among other things, determines the functionality and, appearance of most, if not all, of the Subscription's features) may be modified or replaced from time to time, in whole or in part, without any notice, and without incurring any liability to you, and without any change to any of your payment or other obligations.

7. NO WARRANTIES. TO THE MAXIMUM EXTENT PERMITTED BY LAW, LICENSOR AND THE DATA SUPPLIERS AND THEIR RESPECTIVE SUPPLIERS AND AFFILIATES DISCLAIM ALL WARRANTIES, EITHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR USE OR PURPOSE.

8. NO LIABILITY FOR CONSEQUENTIAL, INCIDENTAL OR INDIRECT DAMAGES; LICENSOR'S AND DATA SUPPLIERS' TOTAL LIABILITY CAPPED. IN NO EVENT SHALL LICENSOR OR THE DATA SUPPLIERS OR ANY OF THEIR RESPECTIVE SUPPLIERS OR AFFILIATES BE LIABLE FOR ANY SPECIAL, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES WHATEVER (INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF PROFITS, LOSS OF BUSINESS INFORMATION, BUSINESS INTERRUPTION OR OTHER PECUNIARY LOSS) ARISING OUT OF THE USE OR INABILITY TO USE THE SOFTWARE OR THE DATA, OR ANY ERRORS IN THE SOFTWARE OR THE DATA, EVEN IF LICENSOR OR THE DATA SUPPLIERS HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. SOME STATES DO NOT ALLOW LIMITATION OR EXCLUSION OF LIABILITY FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES SO THE ABOVE LIMITATION MAY NOT APPLY TO YOU. ALL SOFTWARE AND DATA PRODUCTS AND SERVICES CONTAIN SOME ERRORS AND INACCURACIES, INCLUDING THE SUBSCRIPTION SOFTWARE AND THE DATA. YOU UNDERSTAND THIS AND FULLY ASSUME ALL RISKS AND CONSEQUENCES RELATING TO SOFTWARE ERRORS AND DATA INACCURACIES OR INCOMPLETENESS. YOU ACKNOWLEDGE AND AGREE THAT EVEN THOUGH THE DATA SUPPLIERS ARE GRANTED RIGHTS AND PROTECTIONS UNDER THIS AGREEMENT, THE DATA SUPPLIERS ARE NOT PARTIES TO THIS AGREEMENT AND NO RIGHTS ARE BEING CREATED IN YOUR FAVOR THAT MAY BE ENFORCED BY YOU AGAINST ANY DATA SUPPLIER (OR EXCHANGE). IF ANY OF THE DISCLAIMERS OF LIABILITY IN THIS AGREEMENT ARE FOR ANY REASON DECLARED INVALID BY A COURT OF COMPETENT JURISDICTION, YOU AGREE THAT THE MAXIMUM COLLECTIVE LIABILITY OF LICENSOR AND THE DATA SUPPLIERS TO YOU RELATING TO ANY CLAIM YOU MAY HAVE IN ANY MANNER RELATING TO YOUR SUBSCRIPTION, THE SOFTWARE OR DATA, OR THE USE, CONDITION, OPERATION, EFFECTIVENESS OR QUALITY THEREOF, WHETHER BASED IN CONTRACT, TORT, EQUITY OR ON OTHER GROUNDS OR THEORIES, AND REGARDLESS OF THE CIRCUMSTANCES, SHALL NOT EXCEED THE TOTAL AMOUNT ACTUALLY PAID BY YOU TO LICENSOR FOR THE

TradeStation Technologies
Subscription Agreement

SUBSCRIPTION FOR THE MOST RECENT THREE (3) MONTHS AT THE TIME THE LIABILITY ARISES.

9.NO WARRANTY ON SOFTWARE OR DATA; OTHER TERMS REGARDING DATA. ALL SOFTWARE AND ALL DATA IS PROVIDED AS IS." THE DATA IS DERIVED FROM SOURCES WHICH LICENSOR AND THE DATA SUPPLIERS DEEM USUALLY RELIABLE, BUT NEITHER LICENSOR NOR THE DATA SUPPLIERS OR THEIR RESPECTIVE SUPPLIERS OR AFFILIATES GUARANTEE THE CORRECTNESS OR COMPLETENESS OF THE DATA, AND HEREBY INFORM YOU THAT INTERRUPTIONS, INACCURACIES, ERRORS AND OMISSIONS DO AND WILL FROM TIME TO TIME OCCUR. NEITHER LICENSOR NOR THE DATA SUPPLIERS OR ANY OF THEIR RESPECTIVE SUPPLIERS OR AFFILIATES SHALL HAVE ANY LIABILITY WHATEVER FOR ANY INTERRUPTIONS, INACCURACIES, ERRORS OR OMISSIONS, REGARDLESS OF CAUSE, OR ANY LOSSES YOU INCUR AS A RESULT THEREOR The use of automated query systems to access the Data is strictly prohibited. Any use of such systems will result in immediate termination of access. You further understand and agree that your right to receive all or a portion of the Data is subject to termination to the extent that Licensor's agreements with any of the Data Suppliers terminate for any reason, or any Data Supplier refuses or is unable, for whatever reason, to continue to supply Data to Licensor (in whole or in part). If that occurs, it may occur without notice, and in no event shall result in any liability to Licensor or any of the Data Suppliers or any of their respective affiliates, or change any of your payment obligations. To the extent applicable, you agree to make application to, and receive written approval from or execute an appropriate agreement with, each Exchange, to the extent required by the rules, regulations or policies of such Exchange, in order to receive the Data of that Exchange. You also agree to comply with any applicable conditions, restrictions and limitations, and to pay any applicable fees and charges, imposed by such Exchange. These obligations generally apply, in whole or in part, at a minimum, to Professional Subscribers who receive Exchange financial market data. If any Exchange, for any reason, terminates provision of Data to Licensor or the Data Suppliers, your receipt of Data may be discontinued with or without notice, and you agree that in such event neither Licensor nor the Data Suppliers or their suppliers shall have any liability to you.

10.USING THE SOFTWARE TO MAKE INVESTMENT AND TRADING DECISIONS OR TO INITIATE TRADES. All software, including the Software, contains errors, and all financial market and similar databases and services, including the Data, contain inaccuracies and mistakes and are incomplete in certain respects. You are strongly advised to verify pricing and all other relevant information prior to making any trade or investment. AS BETWEEN LICENSOR AND THE DATA SUPPLIERS ON THE ONE HAND, AND YOU ON THE OTHER, SOLELY YOU FULLY ASSUME THE RISK THAT ERRORS OR INACCURACIES IN THE SOFTWARE AND/OR THE DATA MAY RESULT IN YOUR REACHING CONCLUSIONS THAT YOU MIGHT NOT OR WOULD NOT HAVE REACHED HAD SUCH ERRORS AND/OR INACCURACIES NOT BEEN PRESENT. FURTHER, AS BETWEEN LICENSOR AND YOU, SOLELY YOU FULLY ASSUME THE RISK THAT SOFTWARE ERRORS MAY CAUSE FAILURES IN THE TRANSMISSION OF INFORMATION THROUGH THE INTERNET OR OTHER CHANNELS, OR INACCURACIES IN INFORMATION BEING SO TRANSMITTED, INCLUDING BUT NOT LIMITED TO TRANSMISSIONS OF ORDERS TO PLACE OR EXECUTE TRADES OR CONFIRM OR CANCEL TRANSACTIONS. YOU AGREE THAT NEITHER LICENSOR OR ITS AFFILIATES, NOR THE DATA SUPPLIERS OR THEIR AFFILIATES, SHALL HAVE ANY LIABILITY WHATEVER FOR ANY CONSEQUENCES OF SUCH ERRORS, INACCURACIES OR FAILURES.

11. INDEMNITY. You shall indemnify and hold harmless Licensor and each of the Data Suppliers, and each of their respective directors, officers, employees and affiliates, from and against any claim, damages, loss, liability, cost and/or expense (including, but not limited to, reasonable attorneys' fees and costs, before and at any trial or other proceeding, at all tribunal levels, and whether or not any suit is instituted) that directly or indirectly arise from or are caused by

(a) any use by you of any of the Software and/or any of the Data,

(b) any breach or violation by you of any term or provision of this Agreement or any other agreement you have made in connection with your registration for the Subscription,

(c) your assertion of a claim against Licensor, the Data Suppliers, or any of their respective employees, agents or affiliates, that asserts that any of them are responsible or liable for any loss or damage the risk of which has been disclaimed by Licensor (on its own behalf and/or on behalf of the Data Suppliers and Licensor and the Data Suppliers' respective employees, agents or affiliates, including, but not limited to, TradeStation Securities) or assumed by you under this Agreement,

(d) any violation of any kind by you, or on your behalf, of the legal or contractual rights of any third party (including Licensor and each Data Supplier and their respective affiliates), including, but not limited to, violation of any such third party's patent, copyright, trademark, service mark, trade secret or other intellectual property rights, and/or

(e) any false or misleading information provided by you to Licensor, any of the Data Suppliers, or to any of their respective suppliers (including the Exchanges) and/or affiliates.

12. PRODUCT SUPPORT; OTHER PRODUCTS AND SERVICES; UPGRADES.

(a) The price paid by you for the Subscription relates only to your receipt of the Software and Data (including whatever optional Software and Data you may have selected and agreed to pay for), and to no other products or services, including upgrades or technical support Licensor or an affiliate offers or may offer from time to time. AJI support services, including technical support and other services and benefits that may be made available from time to time by Licensor or an affiliate through its Web site(s) or otherwise, and the terms and conditions upon which they are made available (including pricing), may be modified at any time and from time to time by Licensor or its affiliate with or without notice.

(b) If you are given or accept any EasyLanguage technical support or consulting services by or from Licensor or its affiliates, or similar services of any kind, a separate fee may be payable by you ("Support Services"). If a fee is payable, it shall be discussed with you in advance. Neither Licensor, nor its affiliates, in the performance of Support Services, provides or offers trading strategies or systems of any kind. The sole purpose of Support Services relating to EasyLanguage is to assist you in your use of EasyLanguage to express and formulate strategies or systems that you are developing or have developed. Solely you assume the risk that the technical suggestions given to you accurately reflect your strategies or systems and your intent, before you use them. Licensor and its affiliates provide Support Services, including EasyLanguage Support Services, only on the condition that you fully accept and assume these premises and risks, and you hereby acknowledge and agree that you do accept and assume them.

13.THIRD-PARTY BENEFICIARIES. Each of the Data Suppliers, and each of the Exchanges the Data of which are included in the Subscription, and each of Licensor's affiliates, including, but not limited to, TradeStation Securities, is an intended third-party beneficiary of this Agreement, and may enforce all rights and obligations in its favor contained in this Agreement, provided that the right to such enforcement is assigned to it by Licensor (in the case of TradeStation Securities, such assignment is presumed, and enforcement by TradeStation Securities of disclaimers, assumptions of risk and other provisions of this Agreement is limited to the extent, but only to the extent, that enforcement of such disclaimers, assumptions of the risk or other provisions of this Agreement is expressly prohibited by applicable laws, rules or regulations). Licensor may make any such assignment in its sole and absolute discretion, and no such assignment, if and when made, shall create any liability of Licensor to you or any other person or entity.

14. FORCE MAJEURE. The performance by Licensor and each of the Data Suppliers of this Agreement, including delivering availability and use of the

TradeStation Technologies
Subscription Agreement

Software and and the Data pursuant to your Subscription, shall be excused (without creating liability of any kind to Licensor or any Data Supplier) in the event and to the extent that any war, union strike, hostility, civil disorder, fire, tornado, wind storm, earthquake, power failure, explosion, failure of communications system (or part thereof) or any other third-party failure, or any other act, event or circumstance beyond the reasonable control of Licensor or such Data Supplier (as applicable), renders such performance, in whole or in part, impossible or difficult to accomplish.

15.SEVERABILITY. If any provision of this Agreement is held to be invalid, void or unenforceable by reason of any law, rule, administrative order or judicial decision, that determination shall not affect the validity of the remaining provisions of this Agreement.

16.WAIVER. Except as specifically permitted in this Agreement, no provision of this Agreement can be, nor be deemed to be, waived, altered, modified or amended unless agreed to in writing signed by an authorized officer of Licensor (Vice President or higher).

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19. ADDITIONAL IMPORTANT INFORMATION AND DISCLAIMERS Investments and trading involve risks, including possible loss of principal and other losses. The Software and Data are designed, provided and/or presented chiefly to provide a training tool for the understanding of technical analysis of the financial markets. They are licensed to you with the understanding that neither Licensor nor the Data Suppliers are engaged in rendering any investment, trading or other professional advice. If investment, trading or other professional advice is required, the services of a competent, licensed professional should be sought. No employee, agent or representative of Licensor, any Data Supplier or any of their respective affiliates is authorized to provide any such advice of any nature whatever, and any such advice, if given, is in violation of Licensees and such Data Suppliers' policies, is unauthorized and may not be relied upon. The use of any trading system or strategy, including any system or strategy included as a sample in, or that is or was developed using, the Software or any of the Data, does not and cannot guarantee that you will make profits, increase profits or minimize losses. Any popular or other tools, strategies or systems included in the Software are intended merely as examples of technical ideas that can be incorporated into a personally-designed trading strategy or system. None is recommended. You must use your own judgment or consult a professional for advice on such matters. Additionally, trading results based upon hypothetical or historically-tested trading strategies or systems do not necessarily compare to results of actual trading. No hypothetical or historical trading record can account for the level of risk present in actual trading. Numerous factors relating to market conditions, the existence or nonexistence of specific events or circumstances, human error, human/emotional reaction to losses during actual trading, inherent limitations of certain hypothetical or historically tested models, particularly ones that do not operate at the "tick" (as opposed to open, high, low, close) level, volume of trade and liquidity differences between hypothetical models and actual trades, and other supply/demand differences that may not be addressed by hypothetical models, and other conditions and circumstances, can account for these differences. There is no guarantee that your hypothetical trading results, even if tested against historical data, will produce comparable actual trading results. In fact, there are frequently sharp differences between hypothetical or historically tested performance results and the actual results subsequently achieved by any particular trading system or strategy. The possible reasons for this include the likelihood that no trading strategy or system can, even with automated trading, be precisely executed as designed. Also, you should be aware that certain commonly used trading "jargon," including trading terms, such as, for example, a "limited risk" position, should not be taken literally. For example, so-called "limited risk" positions in certain options trades are not in fact limited as may be expected. Again, with respect to matters such as these, a licensed professional should be consulted. TradeStation is an "open platform." This means that independent companies that are in no way affiliated with Licensor may offer trading tools or strategies that are compatible with TradeStation. Licensor conducts no investigation or review of any of such tools or strategies, and does not recommend, endorse, approve or disapprove of any of them. There are also independent, unaffiliated individuals and companies that offer EasyLanguage programming, consulting and related services. Again, Licensor conducts no investigation or review of any of such services, and does not recommend, endorse, approve or disapprove of any of them.

Trademarks; ActivityBars, Active Ticker, EasyLanguage, OptionStation, PaintBar, PowerEditor, ProbabilityMaps, RadarScreen, ShowMe, SmartAsk, SmartBid, SmartSearch, SmartStyling, StrategyBuilder and TradeStation are registered or unregistered trademarks or service marks of Licensor or one of its affiliates. In certain cases, registrations therefor are pending. The Software and the Data and their descriptions also contain other trademarks of Licensor or its affiliates as well as registered and unregistered trademarks and service marks of the Data Suppliers, and trademarks, service marks and trade names of other companies.

R.J. O'Brien Account Agreement

THIS IS PART OF A LEGALLY BINDING CONTRACT THAT CONTAINS REPRESENTATIONS, OBLIGATIONS AND OTHER AGREEMENTS THAT CAN BE ENFORCED AGAINST YOU. PLEASE READ THIS DOCUMENT VERY CAREFULLY BEFORE SIGNING THE ACCOUNT APPLICATION AND AGREEMENT WHICH INCORPORATES THIS AGREEMENT AS A PART THEREOF R.J. O'BRIEN AND ASSOCIATES IS TRADESTATION'S CLEARING AGENT FOR ALL FUTURES ACCOUNT TRANSACTIONS, AND CARRIES AND IS RESPONSIBLE FOR ALL CUSTOMER ACCOUNT ASSETS AND ALL MARGIN LENDING.
NOTE: TradeStation Securities and its affiliates are express third-party beneficiaries of the following Account Agreement

1. ACCOUNT STATUS
R.J. O'Brien (RJO) agrees to accept and maintain for the undersigned Customer one or more accounts and to act as broker or dealer for Customer in the execution and clearance of orders for transactions involving the purchase and sale of commodity futures contracts; options on futures contracts; commodities and forward contracts; option, spot and forward foreign exchange transactions; exchange for physicals (EFPs"); and any other cash transaction (individually, a "Contract" and collectively, "Contracts"). Customer hereby represents that all responses made in connection with the Account Application and Account Agreement are complete and correct, and that RJO will be informed of any material change in such data, including financial information.

Customer warrants to RJO that if Customer is an individual or if this is a joint account, Customer(s) is of legal age and of sound mind. Unless otherwise indicated in the Customer Application, no one except the Customer(s) identified in the Account Application has an interest in the account(s).

Customer agrees to permit verification of relevant information by RJO through third parties (including credit reporting entities). In any event, this Customer Agreement and the account(s) permitted hereunder become effective only upon acceptance by an authorized representative of RJO at its principal office in Chicago, Illinois.

2.ACCOUNT RISKS Customer acknowledges the following:

A) TRADING IN CONTRACTS IS HIGHLY SPECULATIVE AND IN NO SENSE MAY BE CONSIDERED A CONSERVATIVE "INVESTMENT';

B) BECAUSE OF THE LOW MARGIN DEPOSITS NORMALLY UTILIZED AND THE VOLATILE PRICE MOVEMENTS WHICH CAN OCCUR IN THE COMMODITY MARKETS. THE POSSIBILITY OF RAPID AND SUBSTANTIAL LOSSES IS CONTINUALLY PRESENT;

C) TRADING IN CONTRACTS IS APPROPRIATE ONLY FOR THOSE PERSONS FINANCIALLY ABLE TO WITHSTAND SUBSTANTIAL LOSSES, SOMETIMES GREATLY EXCEEDING THE VALUE OF THEIR MARGIN DEPOSITS.

3. MARGINS, DEPOSITS AND BALANCES

All checks and funds from Customer, to be credited to Customers account(s), must be payable only to "R.J. O'Brien". Customer agrees at all times to maintain such margin in his account as RJO may from time to time (at its sole discretion) require, and will meet all margin calls in a reasonable amount of time. Customer agrees that, if requested to do so, Customer will promptly wire-transfer such funds. Market conditions permitting, RJO agrees to make reasonable efforts to notify Customer of margin calls and/or deficiencies and to allow a reasonable period for Customer to provide funds. FOR THE PURPOSE OF THIS AGREEMENT A REASONABLE AMOUNT OF TIME SHALL BE DEEMED TO BE ONE (1) HOUR -OR LESS THAN ONE HOUR IF, IN RJO'S BUSINESS JUDGMENT MARKET CONDITIONS WARRANT. Customer further agrees that, notwithstanding anything in this Agreement to the contrary, in the event that the account(s) is undermargined, has zero equity or an equity deficit at any time, or in the event that RJO is unable to contact Customer due to Customer's unavailability or due to a breakdown in electronic communications, RJO shall have the right to liquidate all or any part of Customer's positions through any means available, without prior notice to the Customer.

Furthermore, if at any time Customer's account does not contain the amount of margin determined by RJO to be appropriate to protect it from adverse market activity, or in the case of Customers bankruptcy, or any other event which may cause RJO to be concerned over Customers ability to perform, RJO may at its sole discretion and without prior notice, to Customer, "straddle" or "spread" open positions, switch positions to another month, commodity or exchange, close out positions in whole or part, or limit and/or terminate the right of the Customer to trade in the account(s), other than for liquidation. RJO is authorized to take whatever action it deems necessary including, without prior demand or notice to Customer, hedging and/or offsetting of Customer's positions in a cash market or otherwise, selling or otherwise liquidating any property belonging to the Customer or in which the Customer has an interest, buying or borrowing any property required to make delivery against any sales, including short sales, effected for Customers account(s) or otherwise liquidating the positions in Customer's account(s) by exchange of future for physical transactions, all for Customer's sole account and risk. Such liquidation, sale or purchase may be public or private and may be made without notice to Customer and in such manner as RJO may, in its sole discretion, determine.

RJO may require margin in excess of that required by applicable law, regulation, exchange or clearinghouse minimums. All deposits shall be deemed made only when cleared funds are actually received by RJO. If a check is not honored or paid by a bank upon presentment, RJO will immediately debit Customers account for the amount of the returned check as well as any fees incurred. Any failure by RJO to call for margin at any time shall not constitute a waiver of RJO's right to do so any time thereafter, nor shall such failure create any liability to the Customer. RJO shall not be liable to Customer for the loss or loss of use Of any margin deposits option premiums, or other property, which loss is the direct or indirect result of bankruptcy, insolvency, liquidation, receivership, custodianship, or assignment for the benefit of creditors of any bank, other clearing broker, exchange, clearing organization or similar entity.

RJO may, for any reason, require Customer to transfer its account(s) to another firm. If Customer does not transfer its positions promptly upon demand by RJO, RJO may liquidate the positions and Customer agrees to indemnify and hold RJO harmless from any and all losses resulting from such liquidation.

The Customer acknowledges that RJO is hereby specially authorized, for its account and benefit, from time to time and without notice to it, either separately or with others, to lend, repfedge, hypothecate or rehypothecate, either to itself or to others, any and all property (including but not limited to securities, commodities warehouse receipts or other negotiable instruments) held by Customer in any of its accounts and RJO shall not at any time be required to deliver to Customer such identical property but may fulfill its obligation by delivery of property of the same kind and amount.

4. DEBIT BALANCES
All monies, securities, negotiable instruments, open positions in Contracts, options premiums, commodities or other property now or at any future time on deposit or in safekeeping with RJO, shall constitute security for Customer's obligations hereunder and Customer grants RJO the right to sell or use such security to offset and credit any of those obligations not promptly paid. Customer understands that Customer is liable to RJO for any deficit ("debit") balance in the account(s) remaining after any such offset. If Customer does not promptly pay a debit in Customer's account(s) and RJO deems it necessary to take collection action, Customer will hold RJO harmless for all losses and expenses and will reimburse RJO for the debit and all costs incurred, including reasonable attorneys' fees in connection with such collection actions.

Customer agrees to pay interest on debit(s) at the greater of 1% per month or at an annual rate of 1% over the prime rate at the Harris Trust & Savings Bank of Chicago.

5. COMMISSIONS, FEES AND OTHER COSTS
Customer agrees to pay all commissions, fees and other costs charged by RJO, including but not limited to, introducing broker and floor brokerage, clearing,

R.J. O'Brien Account Agreement

exchange and NFA fees. In the event that Customers account is transferred to another broker, transfer commissions and/or service fees may be charged. Any interest accrued in any account on excess cash balances shall be retained by RJO. RJO shall be under no obligation to pay or account to Customer for any interest income or benefits that may be derived from or use of client monies, reserves, deposits, cash equivalents or any other property.

If Customer directs RJO to enter into any transaction which is effected in a foreign currency or if funds provided by Customer involve the use of a foreign currency: any profit or loss arising as a result of a fluctuation in the exchange rate affecting such currency will be entirely for Customer's account and risk. All initial and subsequent deposits for margin purposes shall be made in U.S. dollars, unless otherwise requested in writing by Customer, and written approval from RJO is obtained. RJO is authorized to convert funds in Customer's account(s) into and from the relevant foreign currency at the rate of exchange plus appropriate fees, obtained from RJO or RJO's banker.

6. EXCHANGE AND FEDERAL RULES
All transactions handled by RJO on Customers behalf shall be subject to the constitution, regulations, customs and interpretations of each exchange or market (and its clearing house, if any), on which the trades are executed, and to all applicable governmental regulations. RJO shall not be liable to Customer as a result of any action taken by RJO to comply with such rules. RJO's violation of any exchange or other self regulatory organization's regulations shall not provide Customer with either a defense to a claim by RJO or the basis of a claim against RJO. In the event that the Customer is a regulated institution or entity, Customer recognizes and acknowledges that it may be required to comply with regulations including, but not limited to the Commodity Exchange Act, and that RJO has no obligation to insure that Customer abides by the rules and regulations pertaining to it.

7. POSITIONS AND DELIVERIES
Customer authorizes RJO to purchase and sell Contracts, in accordance with Customers oral or written instructions.

Customer acknowledges Customers reporting obligations (regarding certain sized positions) under CFTC Regulation 18.00. These sections obligate Customer to notify the CFTC on Form 40 on the first day that Customers position is reportable (as defined in CFTC Regulation 15.03) and for each day thereafter as long as Customer holds the position.

Customer agrees to honor all assignments and deliver the underlying commodity in the prescribed time. If Customer fails to so deliver, Customer designates RJO to act as Customers agent to buy such commodity contracts so that the commitment is honored. If a call or a put option is written on a futures contract, Customer realizes that Customer will be required to purchase the underlying futures contract at the exercise price in the event Customer receives a notice of assignment. Customer agrees to honor all assignments and pay the exercise price in the prescribed time. If Customer fails to so act, Customer designates RJO as Customer's agent to liquidate the underlying futures contract so that Customers commitment will be honored, Customer understands that Customer's account will be debited for any loss and that a commission and/or other related transaction costs will be charged for these services.

Customer understands that, unless the contract specifications state to the contrary, every futures contract contemplates delivery and Customer shall promptly advise RJO if Customer intends to make or take delivery. When Customer intends to take delivery, Customer shall deposit with RJO the full value of the commodity at least five (5) business days prior to the first notice day and, in the case of short positions, at least seven (7) business days prior to last trading day. Alternatively, sufficient funds to take delivery or the necessary documents must be in the possession of RJO within the same periods described above. If RJO does not receive the aforementioned instructions, funds or documents, RJO is authorized, at its discretion, to borrow or buy any property necessary to honor such obligation, and Customer shall pay and indemnify RJO for any costs, losses, penalties or damages (including, but not limited to delivery and storage costs) which RJO might incur in fulfilling this responsibility.

Customer understands that if Customer does not liquidate a position prior to the end of trading on the last day before expiration of a security futures contract ("SSF"), Customer will be obligated to either make or accept a cash payment for cash settled contracts, or accept delivery of the underlying securities in exchange for final payment of the settlement price for SSF contracts settled by physical delivery. Unless the SSF contract specifications state to the contrary, every SSF contract contemplates delivery. Before a Customer will be allowed to make or take delivery of an SSF, Customer must provide RJO with information relating to the broker-dealer through which Customer will effect delivery. In this regard Customer will identify the name of the broker-dealer the broker-dealer's Depository Trust Number, the broker Dealer's Institutional ID number, and the Customer's account number on the books of the broker-dealer. When a customer intends to take delivery, Customer shall provide notification and deposit with RJO the full value of the underlying securities subject to the SSF at least five (5) business days prior to the last trading day of the contract. When the customer holds a short position and intends to make delivery, Customer shall provide notification and tender the underlying securities subject to the SSF to RJO at least five (5) business days prior to the last trading day. If RJO does not receive the aforementioned instructions, funds or stocks, RJO is authorized, at its discretion, to borrow or buy any stock necessary to honor such obligation, or to liquidate or otherwise offset the position, and Customer shall pay and indemnify RJO for any costs, losses, penalties or damages (including, but not limited to settlement and transaction costs) which RJO might incur in fulfilling this responsibility.

8. OPTIONS
CUSTOMER WILL NOT PURCHASE A PUT OR CALL UNLESS CUSTOMER IS ABLE TO SUSTAIN THE TOTAL LOSS OF THE PREMIUM AND RELATED TRANSACTION COSTS. CUSTOMER WILL NOT SELL (WRITE) A CALL OR PUT OPTION UNLESS CUSTOMER EITHER OWNS THE UNDERLYING FUTURES CONTRACT OR IS ABLE TO WITHSTAND SUBSTANTIAL FINANCIAL LOSSES.

Customer recognizes that Customer is fully responsible for taking action to exercise an option contract. RJO shall not be required to take any action with respect to an option contract, including any action to exercise a valuable option prior to its expiration date, except upon express instructions from Customer. In this connection, Customer understands that exchanges have established exercise cut-off times for the tender of exercise instructions, and that Customer's options may become worthless in the event that Customer does not provide instructions promptly. Customer further understands that RJO cut-off times may differ from the times established by the exchanges, and hereby agrees to waive any and all claims for damage or loss which might arise out of an option not being exercised. RJO will not be responsible for information regarding option expiration dates and assignment notification. Additionally, RJO will not be responsible for any errors or omissions regarding such information.

Customer understands that the RJO exercise policy is on a random basis. All short option positions are subject to assignment at any time, including positions established on the same day that exercises are assigned. Notices of assignment are allocated on a random basis upon best efforts among all customers' short option positions which are subject to exercise.

Customer understands that particular commodity options may cease to trade at any time or expire, either of which event may result in Customer's financial loss. Customer also understands that some exchanges may automatically exercise long in the money options pursuant to the regulations of such exchange.

9.LIMITATION OF LIABILITY OF RJO FOR ACTS OF BROKERS RJO will execute Customers transactions solely as agent of Customer. In executing transactions on an exchange, RJO may utilize floor brokers (who may be employees or other agents of RJO), but will not be responsible to Customer for negligence or misconduct of an independent floor broker if, at the time the floor broker was selected, the floor broker was authorized to act as such under the rules of the relevant commodity exchange and the appropriate regulatory agency. RJO will not be responsible to Customer in the event of error, failure, negligence, or misconduct on the part of any non-guaranteed Introducing Broker, Commodity Trading Advisor, or other person acting on Customer's behalf and, without limiting the foregoing, RJO has no obligation to investigate the facts surrounding any transaction in Customers Account(s) which is introduced by such non-guaranteed Introducing Broker, Commodity Trading Advisor, or other

R.J. O'Brien Account Agreement

person. With respect to guaranteed Introducing Brokers, Customer agrees that RJO's maximum liability to Customer shall be limited to the amount of the minimum net capital requirement (calculated in accordance with 17 C.F.R. §1.17 as of the date of the finding of actual liability), that would have been required for the guaranteed Introducing Broker had it been a non-guaranteed Introducing Broker. Customer expressly acknowledges that a finding of liability against an Introducing Broker may substantially exceed the amount of the Introducing Broker's minimum net capital requirement which, in some circumstances may be as low as $30,000. This means that Customer's right to recover from RJO pursuant to the provisions of this paragraph could also be limited to $30,000.

10. COMMUNICATIONS AND ORDERS
Since all Contracts experience rapid movements in price, Customers attention is required in the placement of orders and execution of the same by RJO.

Unless a managed (discretionary) account has been arranged through the execution of a written trading authorization, each order should be communicated to RJO by the Customer or Customers duly authorized broker. Instructions should include, but may not necessarily be limited to, the commodity involved, quantity, price, and delivery month. Any trade not specifically authorized by Customer must be immediately reported by Customer directly to RJO's Compliance Department. Customer will be financially responsible for all trades not so reported and for any losses arising by virtue of a course of dealing involving his grant of de facto control over the account to his broker.

Customer agrees that RJO will not be responsible for delays or inaccuracies in the electronic preparation of statements or the distribution of market information. Nor will RJO be responsible for any failure beyond its control, including (but not limited to) government restrictions, exchange reporting problems, contract market rulings, strikes, suspension of trading, war or acts of God. RJO's liability to Customer is limited to damages arising from its own gross negligence or willful misconduct and such damages are limited to actual (as distinguished from consequential) damages suffered by Customer. RJO makes no representation, warranty or guarantee as to, and shall not be responsible for the accuracy or completeness of, any information or trading recommendations furnished to Customer by its employees or agents.

Orders are good for one day only (regular day trading session) unless specified and accepted as being "open", in which case the order will remain open until filled or the Customer so specifies. If Customer does not specify the actual exchange or forum to execute its order, RJO in its sole discretion shall execute the Customers order using its best judgment. In some circumstances, this may mean RJO may be on the other side of Customers trade. The price at which an order is actually executed shall be binding, even if incorrectly reported. Similarly, an order actually executed but in error reported as not executed is also binding.

Customer understands that while the Internet and the World Wide Web generally are dependable, technical problems or other conditions may delay or prevent Customer from entering or canceling an order on the RJO Online Trading System, or likewise may delay or prevent RJO from executing an order on the RJO Online Trading System. RJO shall not be liable for, any technical problems, system failures and malfunctions, communication line failures, equipment or software failures or malfunctions, system access issues, system capacity issues, high Internet traffic demand, security breaches and unauthorized access beyond the reasonable control of RJO, and other similar computer problems and defects. RJO does not represent, warrant or guarantee that Customer will be able to access or use the RJO Online Trading System at times or locations of Customer's choosing, or that RJO will have adequate capacity for the RJO Online Trading System as a whole or in part by RJO's or Customers use of or reliance on the RJO Online Trading System or its content or in otherwise performing its obligations under or in connection with this Agreement. In no event will RJO or any of its service providers be liable to Customer or any third party for any punitive, consequential, special or similar damages even if advised of the possibility of such damage. If some jurisdictions do not allow the exclusion or limitation of liability for certain damages, in such jurisdictions, the liability of RJO or any of its service providers shall be limited in accordance with this Agreement to the extent permitted by law. RJO reserves the right to suspend service and deny access to the RJO Online Trading System without prior notice during scheduled or unscheduled system maintenance or upgrading.

In the event that Customer is unable to transmit an order through the RJO Online Trading System, or is unable to confirm that an electronic order has been received by RJO, Customer should follow these procedures: (i) if Customer's account is introduced to RJO by an introducing broker, Customer must contact the introducing broker, notify the introducing broker of the exact nature of the problem and, if appropriate, place the order by phone through the introducing broker; (ii) if Customer is unable to contact his introducing broker by telephone, or, if Customers account is not an introduced account, Customer must contact RJO at (312) 373-5000 and notify RJO of the exact nature of the problem including, but not limited to, the details of the order (including the contract, quantity and whether the order was to buy or sell). Customer agrees that any order placed through this number shall be for liquidation of existing positions only. This number is not to be called by customer for customer support. Customer agrees that when following these procedures, Customer shall be liable for any losses arising out of any order that has previously been transmitted by electronic means, as well as the order placed orally through RJO or Customers introducing broker.

11. REPORTS AND NOTICES
SHOULD INACCURACIES OR DISCREPANCIES APPEAR ON CUSTOMERS STATEMENTS OF ACCOUNT(S), MARGIN CALLS, AND NOTICES CUSTOMER AGREES THAT IT IS CUSTOMER'S DUTY TO INFORM RJO OF THE PROBLEM BY TELEPHONE OR FACSIMILE IMMEDIATELY UPON THE EARLIER OF ACTUAL RECEIPT OF THE STATEMENT BY CUSTOMER, OR THE TIME THE STATEMENT IS DEEMED RECEIVED BY CUSTOMER PURSUANT TO THIS PARAGRAPH 11. IN THE EVENT THAT CUSTOMER DOES NOT RESPOND IMMEDIATELY EXECUTED ORDERS AND STATEMENT REPORTS SHALL BE CONSIDERED RATIFIED BY CUSTOMER AND SHALL RELIEVE RJO OF ANY RESPONSIBILITY WHATSOEVER RELATIVE TO THE ORDER(S) IN QUESTION. ALL REPORTS OF INACCURACIES OR DISCREPANCIES MUST BE MADE TO CUSTOMER'S BROKER AND TO RJO'S COMPLIANCE DEPARTMENT

Customer has the responsibility to maintain contact with Customers individual broker at all times that Customer has market positions or has placed orders but is not available at Customers regular address or telephone number to receive reports.

Customer authorizes RJO to transmit electronically (which may include electronic mail) to Customer or post on the RJO Online Trading System all statements, compilations and details of transactions, and other notices, and Customer hereby consents to such methods of receiving such information. There will not be any additional cost or fee for this service. If Customer requests a hard copy of any of these documents, other than by downloading or printing such information or documents from the RJO Online Trading System, there will be a charge as established by RJO from time to time. This consent to receiving such information electronically shall be effective until revoked by Customer in writing and delivered to RJO. It shall be Customers responsibility to check Customers electronic mail and the RJO Online Trading System site on a regular basis, and no less then daily, to receive statements, compilations and details of transactions, and other notices from RJO. Customer agrees to download or print such statements, compilations and details of transactions, and other notices if such statements or information are available for downloading or printing. Information sent by electronic mail shall be deemed received by Customer by 10:00 a.m. (CST) the next business day after RJO sends the electronic mail, unless RJO receives a message from its system administrator that the message was not delivered. Information and notices posted on the RJO Online Trading System shall be deemed received by Customer by 10:00 am. (CST) after RJO posts such information and notices.

Customer shall promptly notify RJO of any difficulty in accessing, opening or otherwise viewing an electronically transmitted document or information. Upon Customers request, RJO will use an alternative method of delivering such document or information to Customer, at Customers sole expense. Such alternative means of delivery shall riot affect the date such document or information is deemed received by Customer, as set forth above.

Details of trades and any other similar information or notices either sent to

R.J. O'Brien Account Agreement

Customer or posted on the RJO Online Trading System shall be conclusive and binding unless Customer notifies RJO to the contrary, (i) where a report or notice is sent electronically, posted on the RJO Online Trading System or made orally, then, as the case may be, at the earlier of the time actually received, or deemed to be received pursuant to this paragraph 11 by Customer, or (ii) where a report or notice is in writing by 8:00 am. C.S.T. on the next Business Day following receipt of such report.

12. TAPE RECORDING
Customer hereby authorizes RJO to make recordings of telephone conversations between Customer and RJO regardless of whether a periodic tone signal is used. Customer consents to the use of such tape recording in any forum in connection with resolving disputes. RJO and its affiliates may also, at their discretion, utilize a telephone recording system to place Customers orders. RJO may erase or dispose of such tapes in accordance with its normal procedures.

13. AMENDMENTS AND GUARANTEES
This Agreement, reflects the entire agreement between RJO and Customer and supercedes all prior oral and written agreements between the parties relating to the subject matter hereof and no provisions hereof shall in any respect be waived, augmented or modified by any other party unless in writing and signed by an official so authorized in RJO's office headquarters.

NO ONE (INCLUDING FCMS, ASSOCIATED PERSONS, INTRODUCING BROKERS, FUND MANAGERS, COMMODITY TRADING ADVISORS OR POOL OPERATORS) CAN GUARANTEE PROFITS OR THE ABSENCE OF LOSSES. CUSTOMER AGREES TO PROMPTLY NOTIFY THE RJO COMPLIANCE DEPARTMENT IF ANY SUCH GUARANTEE IS SUGGESTED.

14. GOVERNING LAW AND WAIVER OF STATUTES OF LIMITATIONS
This Agreement shall be governed by the internal laws of the State of Illinois, excluding conflict-of-laws principles. Customer agrees that no law suit, reparations proceeding before the Commodity Futures Trading Commission, arbitration proceeding or other claim or action relating to this Agreement or the transactions in Customer's account may be initiated by Customer unless commenced within one year from the date of the disputed transaction. Customer expressly acknowledges that but for this waiver, Customer would otherwise have two years to initiate a claim in reparations before the Commodity Futures Trading Commission or an arbitration before the National Futures Association, and may be waiving even longer time periods that Customer might otherwise have to file a claim under state or federal law.

15. CUSTOMERS LIABILITY FOR ATTORNEYS FEES
Customer agrees that if Customer institutes legal, arbitration, or reparation proceedings against RJO and if the court, arbitration panel, or other adjudicator deciding such proceedings determines that RJO has substantially prevailed on a claim made by Customer in such proceedings, Customer shall pay, immediately upon demand, all costs and expenses (including attorneys' fees) incurred by RJO in connection with defending such claim.

16. ELECTRONIC TRADING AND ONLINE SERVICES
RJO will provide Customer with an individual password and a unique user identification (together, the "Access Codes"). The Access Codes will enable Customer to access its account and enter orders for its account through the RJO Online Trading System. Customer must maintain the confidentiality of the Access Codes at all times. Customer accepts full responsibility for the use and protection of the Access Codes, which includes, but is not limited to, all orders entered into the RJO Online Trading System using the Access Codes and changes in Customer's account information that are entered using the Access Codes.

Customer accepts full responsibility for monitoring its account(s) with RJO. Should Customer become aware of any loss, theft or unauthorized use of its Access Codes, Customer shall notify RJO immediately. Customer shall notify RJO within one (1) Business Day of discovering any failure to receive compilations and details of transactions or other communications from RJO. Under either situation, Customer shall provide written notice to RJO's Compliance Officer at RJO's office, and such notice will be deemed received only if actually delivered, sent by electronic mail to info©rjobrien.com, Attention:

Compliance Department, or by fax to 312-373-5225, Attention: Compliance Department.

Any and all materials that RJO provides to Customer in connection with the RJO Online Trading System are (if provided on a non-exclusive non-transferable basis, (ii) the property of RJO and (iii) intended for Customer's use only. Customer shall not resell or permit access to the RJO Online Trading System to others and agrees not to copy any materials appearing on the RJO Online Trading System for resale to others. Customer further agrees not to delete any copyright notices or other indications of protected intellectual property rights from materials that Customer prints or downloads from the RJO Online Trading System. Customer shall not obtain any intellectual property rights in or any right or license to use such materials or the RJO Online Trading System other than as set out herein.

Customer agrees to use the RJO Online Trading System at Customer's own risk. Customer shall be responsible for providing and maintaining the means by which to access the RJO Online Trading System, which may include without limitation a personal computer, modem and telephone or other access line. Customer shall be responsible for all access and service fees necessary to connect to the RJO Online Trading System and assumes all charges incurred in accessing such system. Customer further assumes all risks associated with the use and storage of information on Customer's personal computer.

The RJO Online Trading System may contain links to websites controlled or offered by third parties. The existence of such links should not be construed as an endorsement, approval or verification by RJO of any content available on third party sites.

17. TERMINATION
This Agreement may be terminated by RJO or the Customer immediately upon written notice to the other party. In the event of such termination, Customer shall immediately liquidate positions in Customer's account(s), or transfer such open commodity interest positions to another FCM. Notwithstanding any termination, Customer shall satisfy all liabilities to RJO arising hereunder (including, but not limited to, payment of applicable debit balances, commissions and fees, including fees with respect to the transfer of positions to another FCM). This Agreement shall be binding upon Customer's personal representatives and legal successors, and shall inure to the benefit of RJO's successors by merger, assignment, consolidation or otherwise. In the event of Customer's bankruptcy proceedings, death. incompetence, dissolution, or failure to provide adequate margin, RJO is authorized to terminate account in the fashion described elsewhere in this Agreement, without prior notice to the Customer. The termination of this Agreement shall not affect the obligations of the parties arising from transactions entered into prior to such termination. RJO reserves the right to terminate any Customer account at any time, for any reason.

18. OFFSETTING POSITIONS
If Customer maintains separate accounts in which, pursuant to Commodity Futures Trading Commission Rule 1.46 (d)(6), offsetting positions are not closed out, RJO hereby advises Customer that, if held open, offsetting long and short hedge positions in the separate accounts may result in the charging of additional fees and commissions and the payment of additional margin, although offsetting positions will result in no additional market gain or loss.

19. CFTC REG. 15.05 -DESIGNATION OF RJO AS AGENT OF FOREIGN BROKERS, CUSTOMERS OF FOREIGN TRADERS; AND REG. 21.03 SELECTED SPECIAL CALLS -DUTIES OF FOREIGN BROKERS, DOMESTIC AND FOREIGN TRADERS, FUTURES COMMISSION MERCHANTS AND CONTRACT MARKETS

If the Customer is a foreign broker it understands that pursuant to CFTC Regulation 15.05, RJO is Customer's agent (and in the case of a foreign broker the agent of its customers) for purposes of accepting delivery and service of any communication upon RJO shall constitute valid and effective service or delivery upon Customer (and if it is a foreign broker, upon its customers). The Customer understands that said regulation requires RJO to transmit the communication promptly to it (or its customer) in a manner which is reasonable under the circumstances or specified by the CFTC. The Customer also understands CFTC Regulation 21.03 requires it to provide to the CFTC upon special call, market information concerning its options and futures trading (or its customers') as outlined in the regulation. If the Customer fails to respond to the special call, the

R.J. O'Brien Account Agreement

CFTC may direct the appropriate contract market and all brokers to prohibit further trades for or on its behalf (or for its customers) in the contract specified in the call unless such trades offset existing open contracts. Special calls are made where the information requested would assist the CFTC in determining whether a threat of market manipulation, corner, squeeze or other market disorder existed. Under Regulation 21.03(g) if the Customer believes it is aggrieved by the action taken by the CFTC it shall have the opportunity for a prompt hearing after the Commission acts. (The Customer understands that copies of CFTC Regulation 15.05 and 21.03 are available from RJO).

20. MARKET INFORMATION
Exchange and RJO brochures and research are often provided as trading tools. In addition, RJO's Market Center Direct may also contain certain market information. The information contained therein is believed to be reliable, however, no representation is made as to its accuracy, completeness or reliability. Moreover, interpretation of such information is extremely subjective and may vary widely from trader to trader. Customer understands that such information may reflect opinions and RJO shall have no liability arising out of any trading losses incurred by Customer arising out of reliance upon such information or opinions in connection with any trading decision.

21. CONSENT TO JURISDICTION
Customer agrees that all disputes, claims, actions or proceedings arising directly, indirectly, or otherwise in connection with, out of, related to or from this Agreement shall be litigated or arbitrated only in a court or arbitration forum located in Chicago, Illinois, unless otherwise agreed by RJO. Customer consents and submits to the jurisdiction of any state or federal court or arbitration forum located within the Northern District of Illinois. Customer hereby waives any right Customer may have to transfer or change the venue of any litigation brought against Customer by RJO or by Customer against RJO. Customer acknowledges and consents to RJO's election to instigate legal action to collect any debit balance in Customer's account(s) in any court located in the Northern District of Illinois.

Customer appoints and designates RJO (or any other party whom RJO may from time to time hereinafter designate) as Customer's true and lawful attorneyin-fact and duly authorized agent for service of legal process and agrees that service of such process upon such attorney-in-fact shall constitute personal service of such process upon Customer; provided, that RJO or such other party shall, within five days after receipt of any such process, forward the same by air courier or by certified mail, together with all papers affixed thereto, to Customer at Customer's mailing address. If any provision of this paragraph shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remaining provisions of this paragraph.

23. WAIVER, AMENDMENT AND ASSIGNMENT
The failure of RJO to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision nor in any way to affect the validity of this Agreement or the right of RJO thereafter to enforce each and every provision hereof. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach, No waiver or amendment shall be implied from any conduct, action, or inaction. No provision of this Agreement may be waived or amended unless such waiver or amendment is in writing and signed by an authorized officer of RJO. Any rights that Customer may have pursuant to this Agreement shall not be assigned, transferred, sold or otherwise conveyed by Customer to another party. Under certain circumstances, RJO may, subject to exchange, National Futures Association ("NFA") or Commodity Futures Trading Commission ("CFTC") rules, assign this account to another duly registered Futures Commission Merchant ("FCM").

24.           FACSIMILE EXECUTION
RJO requires that all customers have an original customer agreement with original signatures on file with the New Accounts Department. However, at the sole discretion of RJO, documents signed and transmitted by facsimile machine or telecopier may be accepted as original documents. The signature of any person or entity thereon, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document. At the request of RJO, any facsimile or telecopy document must be re-executed in original form by the persons or entities who executed the facsimile or telecopy document. No party hereto may raise the use of a facsimile or telecopier machine as a defense to the enforcement of this Agreement or any amendment or other document executed in compliance with this section.

25.           FOREIGN EXCHANGE
All foreign exchange transactions made and entered hereunder will be entered by RJO as principal. In other words, RJO will be the opposite party to the transaction with Customer, as opposed to merely executing Customer's order with a third party. Customer acknowledges, understands and agrees that RJO is not acting as a broker, agent, advisor, or in any fiduciary capacity in connection with foreign exchange transactions. RJO will make available the bid and/or ask price at which RJO is prepared to enter into a foreign exchange transaction with Customer. Each bid price or ask price shall be for either a spot contract or forward contract with a specified value date and shall specify each foreign currency involved. RJO expects that these prices will be reasonably related to the bid prices and ask prices available in the market at the time for similar transactions, but a number of factors, such as communication system delays, high volume, or volatility can result in deviations between prices quoted by RJO and other sources. Customer should be aware that prices on foreign exchange transactions are not determined by open outcry or otherwise on registered exchanges, and that such transactions are not subject to the same regulatory oversight as transactions in regulated futures and/or options on futures contracts. RJO makes no warranty, express or implied, that the bid and ask prices represent prevailing bid and ask prices.

26. CUSTOMER REPRESENTATIONS AND WARRANTIES FOR FOREIGN EXCHANGE TRANSACTIONS
Customer represents and warrants that Customer is making its own independent decisions of whether to enter into a foreign exchange transaction and whether that transaction is appropriate or proper for Customer based upon Customer's own judgment and upon advice from such advisors as Customer deems necessary. Customer is not relying on any communication (written or oral) of RJO as investment advice or as a recommendation to enter into any foreign exchange transaction. Customer understands that information and explanations related to the terms and conditions of a foreign exchange transaction shall not be considered investment advice or a recommendation to enter into that foreign exchange transaction. Customer further represents and warrants that it has not received any assurance or guarantee from RJO as to the expected results of trading in foreign exchange transactions. Customer represents and warrants that Customer is capable of evaluating and understanding each foreign exchange transaction (either on Customer's own behalf or through independent professional advice), and understands and accepts the terms, conditions, and risks of each foreign exchange transaction to which Customer is a party. Customer warrants that Customer is willing and financially able to sustain all losses associated with the foreign exchange transactions entered into by Customer and that RJO shall not be liable to customer for the loss of any margin deposits or other funds deposited by Customer in connection with such foreign exchange transactions.

27. SEVERABILITY
If any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity ascend, without invalidating the remaining provisions of this Agreement.

28.NO LIABILITY FOR ACTS OR OMISSIONS OF TRADESTATION (i) The relationship between RJO and its employees and TradeStation Securities, Inc. ("TradeStation") is only to clear trades Customer places through TradeStation; (ii) TradeStation is not controlled by RJO; (iii) supervision and control of activity in Customer's account(s) rest with TradeStation, subject to exchange, government and NFA regulations; (iv) commissions charged to Customer's account(s) are established by TradeStation and these charges include Customer's fee for clearing Customer's transactions. Customer agrees that RJO is not responsible or liable whatsoever for any matter relating to sales practices, trading practices, errors in order entry or any similar or other matter, it being expressly understood, agreed and acknowledged that RJO's sole responsibilities hereunder relate to the execution, clearing, accounting and confirmation of transactions for Customer's account on various exchanges in accordance with the instructions received by RJO from TradeStation for and on behalf of Customer (or Customer's trade placement through TradeStation's electronic trading services) in accordance with usual and customary practices, and carrying Customer account funds and assets. Customer agrees to refrain from bringing any action or counterclaim against RJO with respect to any matter other than RJO's gross negligence or willful misconduct in executing, clearing and/or accounting of transactions, or carrying Customer account funds and assets.

TradeStation SECURITIES

Certificate of Managing Member, Manager or Officer of LLC

Complete for an LLC Account

PLEASE BE SURE TO INCLUDE A COPY OF YOUR ORGANIZATION'S OPERATING AGREEMENT AND ARTICLES OR CERTIFICATE OF ORGANIZATION

I, Timothy Skarecky, being a duly authorized representative of Pebble U.S. Market Fund, LLC, a limited liability company formed under the laws of Louisiana and having a principal place of business at 3500 N Causeway Blvd, Ste 160 Metairie, LA 70002 (the "Company"), or of a corporation or other entity that is the managing member of the Company, hereby certify that the Company is authorized and directed to establish and maintain, on its own behalf, or, if the Account is in the name of a partnership or other entity of which the Company is a general partner or authorized representative, on behalf of that partnership or other entity, one or more accounts (including margin accounts) (each, an "Account"), and to engage in any of the transactions hereinafter described, with or through TradeStation Securities, Inc. or any of its now or hereafter existing affiliated entities (collectively, "TradeStation Securities"), through an Account or otherwise. TradeStation Securities, to the fullest extent permitted by law, is authorized to act as principal or agent in such transactions.

Opening of Brokerage Account(s); Conducting Transactions

I FURTHER CERTIFY THAT, the Company, on its own behalf, or, if the Account is in the name of a partnership or other entity of which the Company is a general partner or authorized representative, on behalf of that partnership or other entity, is authorized and empowered to purchase (including on a forward or when-issued basis or on margin), hold, finance, pledge, exercise, convert, tender, redeem, exchange, transfer, assign, sell (including short, when issued and forward sales), enter into, write, issue and otherwise deal and trade, singly or in combination, in the following:*

Trading Authority*

Securities (General): any and all forms of securities, trust certificates, evidences of interest, participation or indebtedness of any kind whatsoever, whether publicly registered or exempt from registration (for example, as a private placement or exempt security), including, without limitation, the securities, instruments and transactions listed in the categories set forth below;

- **Debt Securities:** any and all forms of bonds, debentures or notes of any coupon (including "zero coupon") or maturity, including but not limited to obligations issued or guaranteed by the United States Government or any of its agencies or instrumentalities, Government Sponsored Enterprises, foreign sovereign nations, corporations or other entities, including special purpose entities, whether investment grade, unrated or high yield or secured or unsecured;
- ~~**Equity Securities:** any and all forms of common and preferred stock, scrip, warrants and rights;~~
- **Mortgages, Mortgage-Backed and Other Asset-Backed Securities:** whole mortgage loans and interests and participations in mortgage loans, whether residential or commercial or multi-family; mortgage-backed, mortgage-related or mortgage-derived securities or instruments of any kind whatsoever including, but not limited to, any tranches of, collateralized mortgage obligations, REMICs, mortgage pass-through certificates and participation certificates, whether issued or guaranteed by or backed by collateral of a government agency, Government Sponsored Enterprise or a private issuer, including, but not limited to, planned or targeted amortization, interest-only, principal-only, floating rate, inverse floating rate or zero coupon classes, interest-only or principal-only strips or mortgage residuals or any combination of the foregoing; all forms and tranches of asset-backed securities, including, but not limited to, securities backed by auto, truck, boat, home equity, credit card loans, and any other form of consumer debit or business debt, lease payments, any form of bank debt, and interest in and debt instruments issued by entities whose principal assets are any of the foregoing and any asset-backed residual;
- ~~**Repurchase, Reverse Repurchase and Securities Lending and Similar Transactions:** repurchase and reverse repurchase transactions, securities lending, bonds borrow pledge, dollar rolls, buy forward sale and other similar transactions involving cash or any kind of security, asset-backed interest or participation or other financial instrument;~~
- **Money Market Instruments; Bank Notes and Bank Loans:** money market instruments, including but not limited to bankers acceptances, certificates of deposit and commercial paper, deposit notes and other bank notes and corporate, commercial or sovereign loans or obligations; o Foreign Exchange: spot and forward transactions in foreign currencies, currency futures contracts, and listed or over-the-counter options on foreign currencies;
- **Commodities and Futures:** commodities and commodity, financial, equity and security futures contracts and listed and over-the-counter or other options or derivatives on any of the foregoing;
- ~~**Options and Certain Derivative Securities:** any and all forms of listed or over-the-counter or other options (whether or not "covered") on, and securities or futures whose performance is linked to, individual securities, groups or indicies of securities, currencies, interest rate indicies, commodity indicies, financial instruments, or any other derivative transaction type whether or not described in this resolution;~~
- **Interest Rate, Currency and Other Swap Transactions:** swap transactions, including, but not limited to, interest rate swaps, basis swaps, commodity swaps, rate protection transactions, serialized interest rate options, interest rate futures, caps, collars, floors, corridors, and forward rate agreements, currency swap agreements, cross-currency rate swap agreements, or equity or equity index swaps, or any similar transaction or combination thereof, whether on a forward basis or otherwise, including any option to enter into any of the foregoing;

PAGE 30

Questions? Call 1-800-871-3570 or 954-625-7920

IF10-08

TradeStation SECURITIES

Certificate of Managing Member, Manager or Officer of LLC

Complete for an LLC Account

• **International Securities and Transactions:** each of the above itemized securities, obligations, instruments and other transaction types may be dealt in regardless of whether such security, obligation, instrument or other transaction type is issued by, the obligation of, or related to, a foreign person, enterprise or sovereign, is denominated in a foreign currency or trades or is settled on or through a foreign market, exchange or clearinghouse; and

• **Miscellaneous:** any transaction that is similar to any of the transactions described above (including an option with respect to any of them), any combination of these transactions or any other transaction, whether or not described in this resolution.

* INVESTMENTS OR TRANSACTIONS NOT AUTHORIZED ARE CROSSED OUT.

Each of the following persons or entities is hereby individually authorized for and on behalf of the Company, acting alone, (1) to give to and receive from TradeStation Securities oral or written instructions, confirmations, notices or demands with respect to any Account or transaction; (2) to have complete authority at all times to bind the Company (and the partnership or other entity for which the Company acts, if applicable) to the performance of any transaction or agreement, amendment or modification thereof, relating to any Account or transaction involving the Company (or the partnership or other entity for which the Company acts, if applicable); (3) to lend or borrow money or securities or contracts and to secure the repayment thereof with the property of the Company (or the partnership or other entity for which the Company acts, if applicable); (4) to pay in cash or by check or draft drawn upon the funds of the Company (or the partnership or other entity for which the Company acts, if applicable) any sums required to be paid in connection with any Account or transaction; (5) to order the transfer or delivery of any securities, contracts, funds or other property to such person or entity or to any other person or entity; (6) to order the transfer of record of any securities, contracts, funds or other property to any name and to accept delivery of any securities, contracts, funds or other property; (7) to direct the sale or exercise of any rights with respect to any securities, contracts or other property; (8) to sign for and on behalf of the Company (and the partnership or other entity for which the Company acts, if applicable) all releases, assignments, powers of attorney or other documents in connection with any Account or transaction; (9) to agree to any terms or conditions affecting any Account or transaction; (10) to endorse any securities, contracts or other property in order to pass title thereto (or to any interest therein); (11) to direct TradeStation Securities to surrender any securities, contracts or other property for the purpose of effecting any exchange or conversion thereof or otherwise; (12) to appoint any other person or persons to do any all things which such named person or entity is hereby empowered to do; and (13) generally, to take all such action as such person or entity may deem necessary or desirable to implement or facilitate the foregoing trading activities:

Name of Person	Title/Firm Name	Specimen Signature
Timothy Skorecky	Managing Partner - Pebble Asset Management, LLC	[signature]
Richard Clement	President - Pebble Asset Management, LLC	[signature]

The foregoing shall apply to all transactions and agreements between the Company (and the partnership or other entity for which the Company acts, if applicable) and TradeStation Securities, even if such transactions and agreements were previously entered into by the Company (or the partnership or other entity for which the Company acts, if applicable) and TradeStation Securities (all of which are hereby unconditionally ratified in all respects) and shall remain in full force and effect in all respects until the close of business on the day (if any) after TradeStation Securities receives written notice of the modification or revocation thereof at its offices located at The TradeStation Building, 8050 S.W. 10th Street, Suite 2000, Plantation, FL 33324, Attn: Director of Brokerage Client Service. TradeStation Securities is instructed to direct all notices or communications, including demands, notices, confirmations, reports and statements in connection with the Account(s) to the name and address provided to TradeStation Securities in the Account Application and Agreement.

Please provide the portion of the Company's Operating Agreement or similar document authorizing the person signing this Certificate on behalf of the Company to do so. In the absence of such a document, please have all members/managers sign below. In the absence of both the requested documents and the names and signatures of all managers and members, you are personally guaranteeing that you, by signing below, are, acting alone, fully authorized, without restriction, to make the foregoing certifications on behalf of the Company and that all Company members and managers have been informed of all activities relating to the Account.

Name of Primary Authorized Representative/Title	Signature of Primary Authorized Representative	Date
Timothy Skorecky - Managing Partner	[signature] SIGN HERE	9/11/09

Name Richard Clement	Name	Name
Date 8/17/09	Date	Date
Signature [signature]	Signature	Signature
Name	Name	Name
Date	Date	Date
Signature	Signature	Signature

PAGE 31

Questions? Call 1-800-871-3570 or 954-625-7920

IF10-08

TradeStation SECURITIES

Certificate of Managing Member, Manager or Officer of LLC

Complete for an LLC Account

PLEASE BE SURE TO INCLUDE A COPY OF YOUR ORGANIZATION'S OPERATING AGREEMENT AND ARTICLES OR CERTIFICATE OF ORGANIZATION

I, Timothy Skarecky, being a duly authorized representative of Pebble Asset Management, LLC a limited liability company formed under the laws of Louisiana and having a principal place of business at 3500 N Causeway Blvd., Ste 160, Metairie, LA 70002 (the "Company"), or of a corporation or other entity that is the managing member of the Company, hereby certify that the Company is authorized and directed to establish and maintain, on its own behalf, or, if the Account is in the name of a partnership or other entity of which the Company is a general partner or authorized representative, on behalf of that partnership or other entity, one or more accounts (including margin accounts) (each, an "Account"), and to engage in any of the transactions hereinafter described, with or through TradeStation Securities, Inc. or any of its now or hereafter existing affiliated entities (collectively, "TradeStation Securities"), through an Account or otherwise. TradeStation Securities, to the fullest extent permitted by law, is authorized to act as principal or agent in such transactions.

Opening of Brokerage Account(s); Conducting Transactions

I FURTHER CERTIFY THAT, the Company, on its own behalf, or, if the Account is in the name of a partnership or other entity of which the Company is a general partner or authorized representative, on behalf of that partnership or other entity, is authorized and empowered to purchase (including on a forward or when-issued basis or on margin), hold, finance, pledge, exercise, convert, tender, redeem, exchange, transfer, assign, sell (including short, when issued and forward sales), enter into, write, issue and otherwise deal and trade, singly or in combination, in the following:*

Trading Authority*

Securities (General): any and all forms of securities, trust certificates, evidences of interest, participation or indebtedness of any kind whatsoever, whether publicly registered or exempt from registration (for example, as a private placement or exempt security), including, without limitation, the securities, instruments and transactions listed in the categories set forth below;

- **Debt Securities:** any and all forms of bonds, debentures or notes of any coupon (including "zero coupon") or maturity, including but not limited to obligations issued or guaranteed by the United States Government or any of its agencies or instrumentalities, Government Sponsored Enterprises, foreign sovereign nations, corporations or other entities, including special purpose entities, whether investment grade, unrated or high yield or secured or unsecured;

- **Equity Securities:** any and all forms of common and preferred stock, scrip, warrants and rights;

- **Mortgages, Mortgage-Backed and Other Asset-Backed Securities:** whole mortgage loans and interests and participations in mortgage loans, whether residential or commercial or multi-family; mortgage-backed, mortgage-related or mortgage-derived securities or instruments of any kind whatsoever including, but not limited to, any tranches of, collateralized mortgage obligations, REMICs, mortgage pass-through certificates and participation certificates, whether issued or guaranteed by or backed by collateral of a government agency, Government Sponsored Enterprise or a private issuer, including, but not limited to, planned or targeted amortization, interest-only, principal-only, floating rate, inverse floating rate or zero coupon classes, interest-only or principal-only strips or mortgage residuals or any combination of the foregoing; all forms and tranches of asset-backed securities, including, but not limited to, securities backed by auto, truck, boat, home equity, credit card loans, and any other form of consumer debit or business debt, lease payments, any form of bank debt, and interest in and debt instruments issued by entities whose principal assets are any of the foregoing and any asset-backed residual;

- **Repurchase, Reverse Repurchase and Securities Lending and Similar Transactions:** repurchase and reverse repurchase transactions, securities lending, bonds borrow pledge, dollar rolls, buy forward sale and other similar transactions involving cash or any kind of security, asset-backed interest or participation or other financial instrument;

- **Money Market Instruments; Bank Notes and Bank Loans:** money market instruments, including but not limited to bankers acceptances, certificates of deposit and commercial paper, deposit notes and other bank notes and corporate, commercial or sovereign loans or obligations; o Foreign Exchange: spot and forward transactions in foreign currencies, currency futures contracts, and listed or over-the-counter options on foreign currencies;

- **Commodities and Futures:** commodities and commodity, financial, equity and security futures contracts and listed and over-the-counter or other options or derivatives on any of the foregoing;

- **Options and Certain Derivative Securities:** any and all forms of listed or over-the-counter or other options (whether or not "covered") on, and securities or futures whose performance is linked to, individual securities, groups or indicies of securities, currencies, interest rate indicies, commodity indicies, financial instruments, or any other derivative transaction type whether or not described in this resolution;

- **Interest Rate, Currency and Other Swap Transactions:** swap transactions, including, but not limited to, interest rate swaps, basis swaps, commodity swaps, rate protection transactions, serialized interest rate options, interest rate futures, caps, collars, floors, corridors, and forward rate agreements, currency swap agreements, cross-currency rate swap agreements, or equity or equity index swaps, or any similar transaction or combination thereof, whether on a forward basis or otherwise, including any option to enter into any of the foregoing;

PAGE 30

Questions? Call 1-800-871-3570 or 954-625-7920

IF10-08

TradeStation SECURITIES

Certificate of Managing Member, Manager or Officer of LLC

Complete for an LLC Account

- **International Securities and Transactions:** each of the above itemized securities, obligations, instruments and other transaction types may be dealt in regardless of whether such security, obligation, instrument or other transaction type is issued by, the obligation of, or related to, a foreign person, enterprise or sovereign, is denominated in a foreign currency or trades or is settled on or through a foreign market, exchange or clearinghouse; and

- **Miscellaneous:** any transaction that is similar to any of the transactions described above (including an option with respect to any of them), any combination of these transactions or any other transaction, whether or not described in this resolution.

* INVESTMENTS OR TRANSACTIONS NOT AUTHORIZED ARE CROSSED OUT.

Each of the following persons or entities is hereby individually authorized for and on behalf of the Company, acting alone, (1) to give to and receive from TradeStation Securities oral or written instructions, confirmations, notices or demands with respect to any Account or transaction; (2) to have complete authority at all times to bind the Company (and the partnership or other entity for which the Company acts, if applicable) to the performance of any transaction or agreement, amendment or modification thereof, relating to any Account or transaction involving the Company (or the partnership or other entity for which the Company acts, if applicable); (3) to lend or borrow money or securities or contracts and to secure the repayment thereof with the property of the Company (or the partnership or other entity for which the Company acts, if applicable); (4) to pay in cash or by check or draft drawn upon the funds of the Company (or the partnership or other entity for which the Company acts, if applicable) any sums required to be paid in connection with any Account or transaction; (5) to order the transfer or delivery of any securities, contracts, funds or other property to such person or entity or to any other person or entity; (6) to order the transfer of record of any securities, contracts, funds or other property to any name and to accept delivery of any securities, contracts, funds or other property; (7) to direct the sale or exercise of any rights with respect to any securities, contracts or other property; (8) to sign for and on behalf of the Company (and the partnership or other entity for which the Company acts, if applicable) all releases, assignments, powers of attorney or other documents in connection with any Account or transaction; (9) to agree to any terms or conditions affecting any Account or transaction; (10) to endorse any securities, contracts or other property in order to pass title thereto (or to any interest therein); (11) to direct TradeStation Securities to surrender any securities, contracts or other property for the purpose of effecting any exchange or conversion thereof or otherwise; (12) to appoint any other person or persons to do any all things which such named person or entity is hereby empowered to do; and (13) generally, to take all such action as such person or entity may deem necessary or desirable to implement or facilitate the foregoing trading activities:

Name of Person	Title/Firm Name	Specimen Signature
Timothy Skarecky	Managing Partner - Pebble Asset Mgmt LLC	[signature]
Richard Clement	President - Pebble Asset Management, LLC	[signature]

The foregoing shall apply to all transactions and agreements between the Company (and the partnership or other entity for which the Company acts, if applicable) and TradeStation Securities, even if such transactions and agreements were previously entered into by the Company (or the partnership or other entity for which the Company acts, if applicable) and TradeStation Securities (all of which are hereby unconditionally ratified in all respects) and shall remain in full force and effect in all respects until the close of business on the day (if any) after TradeStation Securities receives written notice of the modification or revocation thereof at its offices located at The TradeStation Building, 8050 S.W. 10th Street, Suite 2000, Plantation, FL 33324, Attn: Director of Brokerage Client Service. TradeStation Securities is instructed to direct all notices or communications, including demands, notices, confirmations, reports and statements in connection with the Account(s) to the name and address provided to TradeStation Securities in the Account Application and Agreement.

Please provide the portion of the Company's Operating Agreement or similar document authorizing the person signing this Certificate on behalf of the Company to do so. In the absence of such a document, please have all members/managers sign below. In the absence of both the requested documents and the names and signatures of all managers and members, you are personally guaranteeing that you, by signing below, are, acting alone, fully authorized, without restriction, to make the foregoing certifications on behalf of the Company and that all Company members and managers have been informed of all activities relating to the Account.

Name of Primary Authorized Representative/Title	Signature of Primary Authorized Representative	Date
Timothy Skarecky - Managing Partner	[signature] SIGN HERE	9/11/09

Name Richard Clement	Name	Name
Date 8/17/09	Date	Date
Signature [signature]	Signature	Signature
Name	Name	Name
Date	Date	Date
Signature	Signature	Signature

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